UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

ALLIANCEBERNSTEIN CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2014

Date of reporting period: April 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Corporate Income Shares

April 30, 2014

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 9, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Corporate Income Shares (the “Fund”) for the annual reporting period ended April 30, 2014. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objective and Policies

The Fund’s investment objective is to earn high current income. The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. corporate bonds. The Fund may also invest in U.S. Government securities (other than U.S. Government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to U.S. Government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers. The Fund also may invest in convertible debt securities; invest up to 10% of its assets in inflation-protected securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in U.S. dollar-denominated fixed-income securities issued by non-U.S. companies.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays U.S. Credit Bond Index, for the six- and 12-month periods ended April 30, 2014.

The Fund outperformed its benchmark for both periods. Corporate security selection, particularly in bank holdings where the Fund was overweight to subordinated debt, was a primary positive contributor. An underweight to the non-corporate part of the credit benchmark (sovereigns, supranationals, agencies and local governments) was also additive for both periods. Conversely, an allocation to U.S. Treasuries was a modest detractor. Overall yield curve positioning detracted for both periods; for the six-month period, an underweight in longer-maturity holdings detracted, while an overweight in seven- to 10-year maturities, where yields rose most, detracted for the 12-month period.

The Fund utilized derivatives in the form of interest rate swaps to manage overall duration and yield curve positioning during both periods.

Market Review and Investment Strategy

Global equity markets responded positively to economic improvement in key developed countries, and accommodative monetary policies of major central banks supported fixed-income markets during

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	1

the annual period ended April 30, 2014. The direction of U.S. federal policy also played a significant role in market activity. Fixed-income markets underperformed in the beginning of the period, as interest rates rose in response to signals by the U.S. Federal Reserve (the “Fed”) that it would consider reducing its bond-buying program, which then came to pass in December. At the end of the period, however, capital markets rebounded with almost all major fixed-income sectors outperforming, as Fed Chair Janet Yellen reaffirmed that tapering would continue unabated. Investors were encouraged to hear that the program is expected to be reduced in measured steps and that monetary stance should remain accommodative for the foreseeable future.

U.S. credit market returns were relatively soft, however, for the 12-month period, primarily due to the selloff early in the period as investors priced in higher rates. Within the credit space, U.S. corporates outperformed the non-corporate part of the credit market with financials, specifically subordinated banks, outperforming. During the period, spreads tightened and are close to fair value, in the view of the Corporate Income Shares Investment Team (the “Team”). With official rates in the U.S. unlikely to rise much above zero for some time, the Team believes investor demand for income—and thus technical support for the corporate sector—should persist, which is likely to put a ceiling on significant widening. Companies in the industrial space continue to exhibit mid- to late-cycle behavior with rising industrial leverage. Within financials, fundamentals continue to be favorable as firms’ deleveraging continues and, in the Team’s view, remain a compelling opportunity.

Within the Fund’s positioning, it remains underweight the non-corporate part of the credit benchmark. Within the Fund’s industry allocation, it is overweight in the banking, real estate investment trusts, communication and insurance sectors, with an underweight in consumer non-cyclicals, electric and capital goods. The Fund’s bank positions remain focused on subordinated issues over senior debt where the Team continues to see more favorable valuation. The Fund is also positioned in intermediate maturities where the curve is steepest. In quality, the Fund continues to be overweight BBBs, where the Team sees value. Overall duration was slightly short of the benchmark at the end of the period.

2	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Credit Bond Index does not reflect fees and expenses associated with the active management of a fund. The Barclays U.S. Credit Bond Index represents the performance of the U.S. credit securities within the U.S. fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

4	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Corporate Income Shares*	4.48%	1.31%

Barclays U.S. Credit Bond Index	3.60%	0.41%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of the Fund for the 12-month period ended April 30, 2014 by 0.05%.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/11/06* TO 4/30/14

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Corporate Income Shares (from 12/11/06 to 4/30/14) as compared to the performance of the Fund’s benchmark.

*	Inception date: 12/11/2006.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2014 (unaudited)
NAV Returns

1 Year	1.31%
5 Years	11.28%
Since Inception*	6.82%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns

1 Year	1.92%
5 Years	11.68%
Since Inception*	6.70%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 12/11/2006.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

6	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Historical Performance

EXPENSE EXAMPLE

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,044.80	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	7

Expense Example

PORTFOLIO SUMMARY

April 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $46.0

*	All data are as of April 30, 2014. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

8	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2014

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 90.4%
Industrial – 41.0%
Basic – 5.3%
Alpek SA de CV 4.50%, 11/20/22(a)	$200	$200,500
Barrick Gold Corp. 4.10%, 5/01/23	215	209,354
CF Industries, Inc. 7.125%, 5/01/20	50	60,254
Dow Chemical Co. (The) 4.125%, 11/15/21	190	200,731
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 3/15/18	69	69,391
Georgia-Pacific LLC 7.25%, 6/01/28	240	311,252
Glencore Funding LLC 3.125%, 4/29/19(a)	70	70,000
International Paper Co.
4.75%, 2/15/22	175	191,941
7.95%, 6/15/18	50	61,393
9.375%, 5/15/19	81	106,748
LyondellBasell Industries NV 5.00%, 4/15/19	200	224,198
Mosaic Co. (The) 4.25%, 11/15/23	120	124,207
Plains Exploration & Production Co. 6.50%, 11/15/20	275	303,531
Rio Tinto Finance USA Ltd. 4.125%, 5/20/21	95	101,069
Teck Resources Ltd. 4.50%, 1/15/21	100	103,633
Xstrata Finance Canada Ltd. 4.25%, 10/25/22(a)	90	89,193

		2,427,395

Capital Goods – 1.4%
Boeing Co. (The) 5.875%, 2/15/40	140	175,653
Embraer SA 5.15%, 6/15/22	200	211,000
Owens Corning 9.00%, 6/15/19	210	263,605

		650,258

Communications - Media – 4.6%
21st Century Fox America, Inc. 3.00%, 9/15/22	110	106,993
7.43%, 10/01/26	55	69,301
8.875%, 4/26/23	125	167,455

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CBS Corp. 5.75%, 4/15/20	$169	$195,117
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	110	157,756
Cox Communications, Inc. 5.875%, 12/01/16(a)	135	150,070
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22	90	90,071
4.45%, 4/01/24	100	101,454
5.20%, 3/15/20	53	58,531
Discovery Communications LLC 4.875%, 4/01/43	84	84,442
Omnicom Group, Inc. 6.25%, 7/15/19	165	193,810
TCI Communications, Inc. 7.875%, 2/15/26	150	199,668
Thomson Reuters Corp. 1.30%, 2/23/17	375	376,443
Time Warner Cable, Inc.
4.50%, 9/15/42	65	62,866
5.50%, 9/01/41	25	27,603
5.875%, 11/15/40	30	34,607
6.55%, 5/01/37	39	47,813

		2,124,000

Communications - Telecommunications – 7.5%
America Movil SAB de CV 5.00%, 3/30/20	130	144,481
American Tower Corp.
3.40%, 2/15/19	40	41,245
4.50%, 1/15/18	40	43,245
7.25%, 5/15/19	150	180,083
Ameritech Capital Funding Corp. 6.55%, 1/15/28	130	145,430
AT&T, Inc.
3.00%, 2/15/22	420	413,455
3.875%, 8/15/21	230	240,796
BellSouth Corp. 6.55%, 6/15/34	145	167,231
British Telecommunications PLC 9.625%, 12/15/30(b)	175	276,047
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)	190	195,101
Rogers Communications, Inc. 4.10%, 10/01/23	50	51,665
Telefonica Emisiones SAU 5.462%, 2/16/21	345	388,456
Verizon Communications, Inc. 2.55%, 6/17/19	46	46,440
3.50%, 11/01/21	275	279,578

10	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

4.50%, 9/15/20	$50	$54,492
5.15%, 9/15/23	397	437,627
6.55%, 9/15/43	104	128,283
Verizon New York, Inc. Series B 7.375%, 4/01/32	170	208,200

		3,441,855

Consumer Cyclical - Automotive – 2.5%
Ford Motor Co. 6.50%, 8/01/18	225	261,460
Ford Motor Credit Co. LLC 5.875%, 8/02/21	575	666,528
Johnson Controls, Inc. 5.50%, 1/15/16	105	113,069
TRW Automotive, Inc. 4.45%, 12/01/23(a)	120	122,400

		1,163,457

Consumer Cyclical - Entertainment – 1.3%
Time Warner, Inc. 3.40%, 6/15/22	210	211,513
4.70%, 1/15/21	60	65,808
6.25%, 3/29/41	130	155,613
Viacom, Inc. 4.25%, 9/01/23	120	125,067
5.25%, 4/01/44	50	52,300

		610,301

Consumer Cyclical - Other – 1.2%
Carnival Corp. 1.875%, 12/15/17	180	180,635
Host Hotels & Resorts LP Series D 3.75%, 10/15/23	91	89,450
Marriott International, Inc./DE 3.00%, 3/01/19	151	154,831
Wyndham Worldwide Corp. 2.50%, 3/01/18	115	116,022

		540,938

Consumer Cyclical - Restaurants – 0.1%
Yum! Brands, Inc. 3.875%, 11/01/20	60	62,532

Consumer Cyclical - Retailers – 2.3%
Advance Auto Parts, Inc. 4.50%, 12/01/23	115	120,463
CVS Caremark Corp. 5.75%, 5/15/41	150	178,076
Dollar General Corp. 3.25%, 4/15/23	105	99,143

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Gap, Inc. (The) 5.95%, 4/12/21	$100	$113,797
Home Depot, Inc. (The) 5.40%, 9/15/40	130	149,697
5.875%, 12/16/36	30	36,785
Kohl’s Corp. 6.25%, 12/15/17	85	98,283
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	250	259,624

		1,055,868

Consumer Non-Cyclical – 4.1%
Actavis, Inc. 1.875%, 10/01/17	130	131,121
Altria Group, Inc. 4.75%, 5/05/21	370	405,282
Amgen, Inc. 5.15%, 11/15/41	120	126,683
Bristol-Myers Squibb Co. 5.875%, 11/15/36	52	63,309
Grupo Bimbo SAB de CV 4.50%, 1/25/22(a)	200	206,972
Kroger Co. (The) 3.40%, 4/15/22	35	34,908
3.85%, 8/01/23	50	50,769
McKesson Corp. 7.50%, 2/15/19	105	129,134
Mylan, Inc./PA 2.55%, 3/28/19	120	120,380
Procter & Gamble Co. (The) 5.80%, 8/15/34	55	67,781
Reynolds American, Inc. 3.25%, 11/01/22	61	58,210
Teva Pharmaceutical Finance Co. BV Series 2 3.65%, 11/10/21	135	138,052
Tyson Foods, Inc. 4.50%, 6/15/22	110	116,435
Whirlpool Corp. 3.70%, 3/01/23	120	120,375
Wyeth LLC 6.00%, 2/15/36	100	123,538

		1,892,949

Energy – 5.8%
Anadarko Petroleum Corp. 6.375%, 9/15/17	265	306,207
Apache Corp. 4.25%, 1/15/44	215	206,888

12	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ConocoPhillips Holding Co. 6.95%, 4/15/29	$166	$222,752
Hess Corp. 5.60%, 2/15/41	40	45,312
7.875%, 10/01/29	144	193,565
Nabors Industries, Inc. 2.35%, 9/15/16(a)	170	173,719
5.10%, 9/15/23(a)	195	206,943
Noble Energy, Inc. 4.15%, 12/15/21	65	69,377
Noble Holding International Ltd. 4.90%, 8/01/20	90	97,051
Phillips 66 4.30%, 4/01/22	54	57,738
Talisman Energy, Inc. 3.75%, 2/01/21	64	64,461
7.75%, 6/01/19	96	117,301
Transocean, Inc. 6.375%, 12/15/21	195	220,373
6.50%, 11/15/20	85	96,057
Valero Energy Corp. 6.125%, 2/01/20	70	82,173
6.625%, 6/15/37	67	82,125
7.50%, 4/15/32	46	59,512
Weatherford International Ltd./Bermuda 4.50%, 4/15/22	205	216,212
5.125%, 9/15/20	85	93,983
9.625%, 3/01/19	45	59,045

		2,670,794

Other Industrial – 0.5%
Fresnillo PLC 5.50%, 11/13/23(a)	200	204,000

Technology – 2.2%
Hewlett-Packard Co. 2.75%, 1/14/19	51	51,831
3.75%, 12/01/20	51	52,465
4.30%, 6/01/21	80	84,194
4.65%, 12/09/21	29	31,271
Motorola Solutions, Inc. 3.75%, 5/15/22	220	219,428
Seagate HDD Cayman 4.75%, 6/01/23(a)	140	140,175
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22	120	123,700
Total System Services, Inc. 2.375%, 6/01/18	105	104,049

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Xerox Corp. 5.625%, 12/15/19	$100	$113,900
6.40%, 3/15/16	100	109,895

		1,030,908

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.75%, 12/15/16	130	143,923

Transportation - Railroads – 1.0%
CSX Corp. 4.40%, 3/01/43	180	176,225
Norfolk Southern Corp. 3.25%, 12/01/21	230	232,733
Union Pacific Corp. 4.00%, 2/01/21	40	43,189

		452,147

Transportation - Services – 0.9%
FedEx Corp. 8.00%, 1/15/19	40	50,027
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.75%, 5/11/17(a)	120	127,811
Ryder System, Inc. 2.50%, 3/01/18	185	188,110
5.85%, 11/01/16	28	30,951

		396,899

		18,868,224

Financial Institutions – 39.8%
Banking – 22.3%
ABN AMRO Bank NV Series E 6.25%, 9/13/22(a)	255	281,826
Bank of America Corp. 4.10%, 7/24/23	425	434,230
5.00%, 5/13/21	235	258,963
5.70%, 1/24/22	140	160,285
5.875%, 2/07/42	110	128,762
Series 1
3.75%, 7/12/16	175	184,761
Bank of New York Mellon Corp. (The) Series D 4.50%, 6/20/23	110	100,842
Bank One Michigan 8.25%, 11/01/24	440	587,360
Barclays Bank PLC 5.14%, 10/14/20	225	242,337
BB&T Corp. 5.25%, 11/01/19	275	311,291
BPCE SA 5.15%, 7/21/24(a)	200	203,358

14	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capital One Bank USA NA 3.375%, 2/15/23	$550	$543,277
Citigroup, Inc. 3.50%, 5/15/23	350	333,832
6.625%, 1/15/28	405	488,638
Countrywide Financial Corp. 6.25%, 5/15/16	253	277,028
Fifth Third Bancorp 3.50%, 3/15/22	31	31,427
5.45%, 1/15/17	105	115,899
Goldman Sachs Capital I 6.345%, 2/15/34	115	121,598
Goldman Sachs Group, Inc. (The) 2.375%, 1/22/18	130	131,498
5.75%, 1/24/22	435	496,331
Series D
6.00%, 6/15/20	320	369,929
Series G
7.50%, 2/15/19	75	91,066
JPMorgan Chase & Co. 4.95%, 3/25/20	220	246,134
Morgan Stanley 5.625%, 9/23/19	280	319,255
Series G
5.50%, 7/24/20	700	794,306
6.625%, 4/01/18	100	116,673
People’s United Financial, Inc. 3.65%, 12/06/22	175	173,243
PNC Bank NA 4.875%, 9/21/17	650	717,826
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)	100	105,500
Regions Financial Corp. 2.00%, 5/15/18	300	296,548
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)	340	397,800
Santander Holdings USA, Inc./PA 3.45%, 8/27/18	130	135,770
State Street Corp. 4.956%, 3/15/18	240	262,665
SunTrust Bank/Atlanta GA 7.25%, 3/15/18	145	170,044
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(a)	200	200,512
UBS AG/Stamford CT 7.50%, 7/15/25	100	124,965
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)	100	109,500

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Zions Bancorporation 4.50%, 6/13/23	$175	$175,672

		10,240,951

Finance – 2.1%
GE Capital Trust I 6.375%, 11/15/67	345	382,088
General Electric Capital Corp. 5.625%, 9/15/17	200	226,914
5.875%, 1/14/38	140	167,616
HSBC Finance Capital Trust IX 5.911%, 11/30/35	170	176,375

		952,993

Insurance – 8.3%
American International Group, Inc. 6.40%, 12/15/20	285	344,023
8.175%, 5/15/58	65	86,938
Assurant, Inc. 2.50%, 3/15/18	105	105,111
Chubb Corp. (The) 5.75%, 5/15/18	190	218,388
Cigna Corp. 4.00%, 2/15/22	175	183,967
7.875%, 5/15/27	65	83,841
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)	42	57,385
Hartford Financial Services Group, Inc. (The) 5.375%, 3/15/17	190	210,126
5.50%, 3/30/20	100	114,239
6.10%, 10/01/41	45	55,043
Lincoln National Corp. 4.85%, 6/24/21	100	110,464
8.75%, 7/01/19	82	106,546
Markel Corp. 7.125%, 9/30/19	59	71,160
MetLife Capital Trust IV 7.875%, 12/15/37(a)	150	182,250
Metropolitan Life Global Funding I 1.50%, 1/10/18(a)	250	247,509
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	90	138,142
Principal Financial Group, Inc. 1.85%, 11/15/17	170	170,733
Progressive Corp. (The) 6.70%, 6/15/37	62	68,696
Prudential Financial, Inc. 3.00%, 5/12/16	225	234,535
4.50%, 11/15/20	39	42,685
5.625%, 6/15/43	200	206,500

16	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series B
5.75%, 7/15/33	$135	$155,004
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)	140	138,141
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26	90	111,155
UnitedHealth Group, Inc. 3.375%, 11/15/21	170	173,054
WellPoint, Inc. 7.00%, 2/15/19	105	125,466
XLIT Ltd. 6.25%, 5/15/27	75	87,849

		3,828,950

REITS – 7.1%
Alexandria Real Estate Equities, Inc. 3.90%, 6/15/23	100	98,282
Boston Properties LP 3.125%, 9/01/23	200	192,101
DDR Corp. 9.625%, 3/15/16	105	120,980
Duke Realty LP 6.75%, 3/15/20	55	64,775
EPR Properties 5.25%, 7/15/23	175	180,441
Essex Portfolio LP 3.25%, 5/01/23	56	53,682
3.375%, 1/15/23(a)	225	216,227
HCP, Inc. 4.20%, 3/01/24	150	153,711
6.70%, 1/30/18	160	186,743
Health Care REIT, Inc. 2.25%, 3/15/18	107	108,264
5.25%, 1/15/22	140	155,619
Healthcare Trust of America Holdings LP 3.70%, 4/15/23	140	135,150
Hospitality Properties Trust 5.00%, 8/15/22	210	220,784
Kimco Realty Corp. 6.875%, 10/01/19	70	83,940
Realty Income Corp. 5.75%, 1/15/21	210	238,633
Senior Housing Properties Trust 3.25%, 5/01/19	115	115,855
Trust F/1401 5.25%, 12/15/24(a)	230	232,587
Ventas Realty LP/Ventas Capital Corp. 2.00%, 2/15/18	216	216,915
4.25%, 3/01/22	129	135,406

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Vornado Realty LP 5.00%, 1/15/22	$215	$231,947
Washington Real Estate Investment Trust 4.95%, 10/01/20	140	150,302

		3,292,344

		18,315,238

Utility – 8.5%
Electric – 2.6%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36	150	183,231
CMS Energy Corp. 6.25%, 2/01/20	165	194,683
Consolidated Edison Co. of New York, Inc. 4.45%, 6/15/20	100	109,026
Series 07-A
6.30%, 8/15/37	30	38,608
Empresa Nacional de Electricidad SA/Chile 4.25%, 4/15/24	33	33,059
Exelon Corp. 4.90%, 6/15/15	220	229,710
Pacific Gas & Electric Co. 4.50%, 12/15/41	50	49,369
PacifiCorp 6.00%, 1/15/39	70	87,858
Potomac Electric Power Co. 6.50%, 11/15/37	65	86,258
PPL Capital Funding, Inc. 3.50%, 12/01/22	109	108,616
System Energy Resources, Inc. 4.10%, 4/01/23	97	99,564

		1,219,982

Natural Gas – 5.9%
AGL Capital Corp. 5.25%, 8/15/19	105	118,301
DCP Midstream LLC 9.75%, 3/15/19(a)	90	114,795
Enbridge Energy Partners LP 4.20%, 9/15/21	100	104,519
Energy Transfer Partners LP 4.15%, 10/01/20	75	78,350
4.65%, 6/01/21	150	159,968
5.20%, 2/01/22	170	185,873
Enterprise Products Operating LLC 5.25%, 1/31/20	350	396,708
Kinder Morgan Energy Partners LP 3.95%, 9/01/22	175	175,989
7.40%, 3/15/31	145	177,906

18	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NiSource Finance Corp. 6.80%, 1/15/19	$100	$119,025
ONEOK Partners LP 3.375%, 10/01/22	240	234,782
Spectra Energy Capital LLC 8.00%, 10/01/19	70	86,630
Spectra Energy Partners LP 2.95%, 9/25/18	77	79,198
4.60%, 6/15/21	75	81,144
Sunoco Logistics Partners Operations LP 4.25%, 4/01/24	54	55,059
5.30%, 4/01/44	60	62,276
Williams Partners LP 5.25%, 3/15/20	300	333,285
Williams Partners LP/Williams Partners Finance Corp. 7.25%, 2/01/17	115	132,027

		2,695,835

		3,915,817

Non-Corporate Sectors – 1.1%
Agencies - Not Government Guaranteed – 1.1%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23	295	270,594
Ecopetrol SA 5.875%, 9/18/23	77	84,219
Petrobras International Finance Co. 5.375%, 1/27/21	130	133,136

		487,949

Total Corporates – Investment Grades (cost $40,316,746)		41,587,228

GOVERNMENTS – TREASURIES – 3.8%
United States – 3.8%
U.S. Treasury Bonds 3.125%, 2/15/42	660	623,906
3.625%, 8/15/43-2/15/44	850	876,438
4.625%, 2/15/40	195	237,717

Total Governments – Treasuries (cost $1,642,417)		1,738,061

QUASI-SOVEREIGNS – 1.6%
Quasi-Sovereign Bonds – 1.6%
Mexico – 1.6%
Comision Federal de Electricidad 5.75%, 2/14/42(a)	200	198,750
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23	455	445,313
6.625%, 6/15/35	70	78,400

Total Quasi-Sovereigns (cost $720,680)		722,463

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	19

Portfolio of Investments

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 0.9%
Financial Institutions – 0.9%
Banking – 0.5%
US Bancorp/MN 6.00%	9,000	$249,300

Insurance – 0.4%
Allstate Corp. (The) 5.10%	6,950	174,584

Total Preferred Stocks (cost $428,176)		423,884

	Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.9%
Poland – 0.9%
Poland Government International Bond 4.00%, 1/22/24 (cost $406,769)	$410	413,485

CORPORATES – NON-INVESTMENT GRADES – 0.3%
Industrial – 0.2%
Basic – 0.2%
Commercial Metals Co. 7.35%, 8/15/18	80	90,900

Financial Institutions – 0.1%
Finance – 0.1%
SLM Corp. 4.875%, 6/17/19	46	47,323

Total Corporates – Non-Investment Grades (cost $126,088)		138,223

SHORT-TERM INVESTMENTS – 0.3%
Time Deposit – 0.3%
State Street Time Deposit 0.01%, 5/01/14 (cost $119,132)	119	119,132

Total Investments – 98.2% (cost $43,760,008)		45,142,476
Other assets less liabilities – 1.8%		846,842

Net Assets – 100.0%		$45,989,318

20	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Clearing Broker / (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets Inc./(CME Group)	$510	5/02/24	2.790%	3 Month LIBOR	$	– 0	–
Citigroup Global Markets Inc./(CME Group)	320	5/02/34	3 Month LIBOR	3.363%		– 0	–
Morgan Stanley & Co., LLC/(CME Group)	770	11/29/23	2.793%	3 Month LIBOR		(15,253)
Morgan Stanley & Co., LLC/(CME Group)	510	1/28/24	2.861%	3 Month LIBOR		(10,236)
Morgan Stanley & Co., LLC/(CME Group)	250	1/29/24	2.880%	3 Month LIBOR		(5,451)

						$(30,940)

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$470	6/10/23	2.264%	3 Month LIBOR	$10,603
Deutsche Bank AG	600	6/10/43	3 Month LIBOR	3.191%	(22,154)
JPMorgan Chase Bank, NA	520	6/10/23	2.293%	3 Month LIBOR	10,410
JPMorgan Chase Bank, NA	350	6/10/33	3 Month LIBOR	3.027%	(10,876)

					$(12,017)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the aggregate market value of these securities amounted to $4,711,166 or 10.2% of net assets.

(b)	Variable rate coupon, rate shown as of April 30, 2014.

Glossary:

CME – Chicago Mercantile Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	21

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2014

Assets
Investments in securities, at value (cost $43,760,008)	$45,142,476
Due from broker	42,070	(a)
Interest receivable	543,711
Receivable for investment securities sold	416,664
Receivable for shares of beneficial interest sold	45,889
Unrealized appreciation on interest rate swaps	21,013

Total assets	46,211,823

Liabilities
Dividends payable	141,547
Payable for shares of beneficial interest redeemed	38,900
Unrealized depreciation on interest rate swaps	33,030
Payable for variation margin on centrally cleared interest rate swaps	5,880
Payable for investment securities purchased	3,148

Total liabilities	222,505

Net Assets	$45,989,318

Composition of Net Assets
Shares of beneficial interest, at par	$41
Additional paid-in capital	45,761,089
Undistributed net investment income	81,883
Accumulated net realized loss on investment transactions	(1,193,206)
Net unrealized appreciation on investments	1,339,511

	$45,989,318

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 4,133,235 common shares outstanding)	$11.13

(a)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2014

Investment Income
Interest	$1,735,130
Dividends	22,361

Total investment income		$1,757,491

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(2,418)
Swaps		4,576
Net change in unrealized appreciation/depreciation of:
Investments		(940,348)
Swaps		(42,957)

Net loss on investment transactions		(981,147)

Net Increase in Net Assets from Operations		$776,344

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	23

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2014	Year Ended April 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,757,491	$1,774,202
Net realized gain on investment transactions	2,158	1,890,585
Net change in unrealized appreciation/depreciation of investments	(983,305)	393,090

Net increase in net assets from operations	776,344	4,057,877
Dividends to Shareholders from
Net investment income	(1,755,639)	(1,776,601)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	4,169,590	(6,330,460)

Total increase (decrease)	3,190,295	(4,049,184)
Net Assets
Beginning of period	42,799,023	46,848,207

End of period (including undistributed net investment income of $81,883 and $75,455, respectively)	$45,989,318	$42,799,023

See notes to financial statements.

24	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company and currently offers three separate portfolios: AllianceBernstein Corporate Income Shares (the “Portfolio”), AllianceBernstein Municipal Income Shares and AllianceBernstein Taxable Multi-Sector Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AllianceBernstein Corporate Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options);

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	25

Notes to Financial Statements

open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a

26	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2014:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grades	$	– 0	–	$41,587,228		$	– 0	–	$41,587,228
Governments – Treasuries		– 0	–	1,738,061			– 0	–	1,738,061
Quasi-Sovereigns		– 0	–	722,463			– 0	–	722,463
Preferred Stocks		423,884		– 0	–		– 0	–	423,884
Governments – Sovereign Bonds		– 0	–	413,485			– 0	–	413,485
Corporates – Non-Investment Grades		– 0	–	138,223			– 0	–	138,223
Short-Term Investments		– 0	–	119,132			– 0	–	119,132

Total Investments in Securities		423,884		44,718,592			– 0	–	45,142,476

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	27

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets:
Interest Rate Swaps	$	– 0	–	$21,013	$	– 0	–	$21,013
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(30,940)		– 0	–	(30,940	)#
Interest Rate Swaps		– 0	–	(33,030)		– 0	–	(33,030)

Total^		$423,884		$44,675,635	$	– 0	–	$45,099,519

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

28	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	29

Notes to Financial Statements

the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$23,469,205	$19,861,040
U.S. government securities	7,767,261	7,174,326

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$43,790,616

Gross unrealized appreciation	$1,571,043
Gross unrealized depreciation	(219,183)

Net unrealized appreciation	$1,351,860

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by

30	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	31

Notes to Financial Statements

value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2014, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

32	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2014, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $22,620. If a trigger event had occurred at April 30, 2014, for those derivatives in a net liability position, an amount of $22,620 would be required to be posted by the Portfolio.

At April 30, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$21,013	Unrealized depreciation on interest rate swaps	$33,030

Interest rate contracts			Receivable/Payable for variation margin on centrally cleared interest rate swaps	30,940	*

Total		$21,013		$63,970

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	33

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended April 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$4,576	$(42,957)

Total		$4,576	$(42,957)

The following table represents the volume of the Portfolio’s derivative transactions during the year ended April 30, 2014:

Interest Rate Swaps:
Average notional amount	$1,940,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,415,000	(b)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for six months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Barclays Bank PLC	$10,603	$	– 0	–	$	– 0	–	$	– 0	–	$10,603
JPMorgan Chase Bank, NA	10,410		(10,410)			– 0	–		– 0	–	– 0	–

Total	$21,013		$(10,410)		$	– 0	–	$	– 0	–	$10,603

34	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
Deutsche Bank AG	$22,154	$	– 0	–	$	– 0	–	$	– 0	–	$22,154
Exchange-Traded Morgan Stanley & Co., LLC*	5,880		– 0	–		(5,880	)**		– 0	–	– 0	–
JPMorgan Chase Bank, NA	10,876		(10,410)			– 0	–		– 0	–	466

Total	$38,910		$(10,410)			$(5,880)		$	– 0	–	$22,620

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013

Class A
Shares sold	1,360,531	1,477,058	$14,748,542	$16,643,111

Shares redeemed	(976,510)	(2,054,764)	(10,578,952)	(22,973,571)

Net increase (decrease)	384,021	(577,706)	$4,169,590	$(6,330,460)

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	35

Notes to Financial Statements

exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$1,755,639	$1,776,601

Total taxable distributions	1,755,639	1,776,601

Total distributions paid	$1,755,639	$1,776,601

As of April 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$211,875
Accumulated capital and other losses	(1,162,598	)(a)
Unrealized appreciation/(depreciation)	1,320,458	(b)

Total accumulated earnings/(deficit)	$369,735	(c)

(a)

On April 30, 2014, the Portfolio had a capital loss carryforward of $1,162,598. During the fiscal year, the Portfolio utilized $26,219 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of April 30, 2014, the Portfolio had a net short-term capital loss carryforward of $1,162,598 which will expire in 2018.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

36	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	37

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.42	$ 10.83	$ 10.59	$ 10.30	$ 8.25

Income From Investment Operations
Net investment income(a)	.42	.43	.46	.54	.59
Net realized and unrealized gain (loss) on investment transactions	(.29)	.59	.27	.29	2.05

Net increase in net asset value from operations	.13	1.02	.73	.83	2.64

Less: Dividends
Dividends from net investment income	(.42)	(.43)	(.49)	(.54)	(.59)

Net asset value, end of period	$ 11.13	$ 11.42	$ 10.83	$ 10.59	$ 10.30

Total Return
Total investment return based on net asset value(b)	1.31%*	9.53%*	7.02%	8.28%	32.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,989	$42,799	$46,848	$29,520	$34,041
Ratio to average net assets of:
Net investment income	3.89%	3.79%	4.42%	5.20%	6.22%
Portfolio turnover rate.	61%	89%	91%	33%	21%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended April 30, 2014 and April 30, 2013 by 0.05% and 0.03%, respectively.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AllianceBernstein Corporate Shares and Shareholders of AllianceBernstein Corporate Income Shares:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Corporate Income Shares (the “Portfolio”) (one of the series constituting AllianceBernstein Corporate Shares) as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended April 30, 2010 were audited by other auditors whose report dated June 23, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Corporate Income Shares of AllianceBernstein Corporate Shares at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 25, 2014

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	39

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended April 30, 2014. For foreign shareholders, 82.48% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

40	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Tax Information

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President Shawn E. Keegan(2), Vice President	Ashish C. Shah(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Corporate Income Shares Investment Team. Messrs. Shawn E. Keegan and Ashish C. Shah are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	41

Board of Trustees

TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustees is set forth below.

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

42	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014, and Chairman of the independent Directors Committee of such Funds since February 2014.	103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (2004)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	43

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., ## 81 (2004)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

44	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until February 2014. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology (semi-conductors) since prior to 2009 until February 2014, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	103	None

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	45

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 62 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardlQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	103	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	103	None

46	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees and Officers Information

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	47

Trustees and Officers Information

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Douglas J. Peebles 48	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Shawn E. Keegan 42	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.

Ashish C. Shah 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since May 2010. Previously, he was a Managing Director and Head of Global Credit Strategy at Barclays Capital from September 2008 until May 2010. Prior thereto, he served as the Head of Credit Strategy at Lehman Brothers, heading the Structured Credit/CDO and Credit Strategy groups since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since 2009.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

48	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees and Officers Information

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Corporate Shares (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Corporate Income Shares (the “Portfolio”) at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	49

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee from the Portfolio or expense reimbursement, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes. The trustees noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2011 or 2012.

50	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2013 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Portfolio as compared with that of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays Capital U.S. Credit Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2013, and (in the case of comparisons with the Index) the period since inception (December 2006 inception). The trustees noted that, on a gross return basis, the Portfolio was in the 2nd quintile of the Performance Universe for the 1- and 5-year periods, and in the 3rd quintile of the Performance Universe for the 3-year period. Performance information for the Performance Group was not available. The Portfolio outperformed the Index in all periods. The trustees were cognizant that the Portfolio was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Portfolio. The trustees had asked the Adviser to provide information showing the weighting of the Portfolio in representative SMAs and the overall performance of those SMAs versus their stated benchmarks. The materials provided to the trustees in respect of the Portfolio included its weighting in the AllianceBernstein Strategic Research Balanced SMA and the performance of that SMA relative to a blended index consisting of 50% Standard & Poor’s 500 Index and 50% Barclays Capital Government/Credit Index (the “BCG/CI”) and against the BCG/CI. The trustees noted that the SMA showed generally favorable performance relative to its two benchmarks. Based on their review, the trustees concluded that the Portfolio’s relative performance was satisfactory.

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Lipper showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Portfolio. The trustees reviewed the fee

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	51

arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Portfolio paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser. Based on their review, the trustees concluded that the advisory arrangements for the Portfolio, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The Adviser informed the trustees that there were no institutional products managed by it that have a substantially similar investment style. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The trustees recognized that such information was of limited utility in light of the Portfolio’s unusual fee arrangement. The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, and the unusual fee structure for the other portfolios of the Fund and the Portfolio, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by each of the current Sponsors declines at a breakpoint based on total assets managed by the Adviser for the Sponsors.

52	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Corporate Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Trustees on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	53

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients.4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2013 are set forth below:

Portfolio	9/30/13 Net Assets ($MM)
Corporate Income Shares	$ 47.5

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing

3	Jones v. Harris at 1427.

4	The SMA clients currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed, which would include assets of Corporate Income Shares.

54	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	55

companies for similar services by other investment advisers.6, 7 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.8

The Portfolio does not pay an advisory fee to the Adviser since its SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which increased in 2012 relative to 2011, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense items.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.
7	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG includes the Portfolio, which is classified by Lipper as “A-rated Corporate Debt”, two BBB-rated Corporate Debt Funds, one Multi-Sector Income Fund, one Short-Intermediate Investment Grade Debt Fund, two U.S. Mortgage Funds, three General Bond Funds, two Intermediate Investment-Grade Debt Funds, one General & Insured Municipal Debt Fund, one Inflation-Protected Bond Fund, two Global Income Funds and one Intermediate Municipal Debt Fund.
8	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

56	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Trustees an update of the Deli9 study on advisory fees and various fund characteristics.10 The independent consultant first reiterated the results of his previous two

9	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.
10	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	57

dimensional comparison analysis (fund size and family size) with the Board of Trustees.11 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1,3 and 5 year gross performance returns and rankings of the Portfolio relative to its Lipper Performance Universe (“PU”)12 for the period ended July 31, 2013:

	Portfolio Return (%)	PU Median (%)	PU Rank
Corporate Income Shares
1 Year	-0.23	-1.51	4/13
3 Year	5.60	5.43	5/11
5 Year	8.68	7.10	4/10

11	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

12	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

58	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolio (in bold)13 versus its benchmark.14 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.15

	Periods Ending July 31, 2013 Annualized Net Performance
	Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Corporate Income Shares	-0.23	5.60	8.68	6.61	4.59	1.17	5
Barclays Capital U.S. Credit Index	-1.12	5.05	7.24	5.89	4.35	1.11	5
Inception Date: December 11, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

13	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.
14	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.
15	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

60	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIS-0151-0414

ANNUAL REPORT

AllianceBernstein

Municipal Income Shares

April 30, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 12, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Municipal Income Shares (the “Fund”) for the annual reporting period ended April 30, 2014. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk. The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers.

The Fund may invest without limit in lower-rated securities (“junk bonds”), as well as unrated securities, which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”);

forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2014.

The Fund outperformed its benchmark for the six-month period, and underperformed for the 12-month period. For the 12-month period, security selection in the power, state general obligation and health care sectors detracted, as did an overweight in the health care and pre-refunded sectors. An underweight to the special tax sector and overweight to the industrials sector contributed to returns, as well as security selection in the transportation, industrials and water sectors contributed.

For the six-month period, security selection in the industrials, health care and transportation sectors contributed to returns, as did an overweight to the health care and industrial revenue bond sectors and an underweight to pre-refunded bonds. Detracting from returns was security selection in the power sector, while it contributed in the industrial revenue bond, health care and transportation sectors.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	1

The Fund used derivatives in the form of credit default swaps, for hedging purposes, which had no material impact on returns for the 12-month period; purchased options for hedging purposes, which detracted from returns for the six-month period, and added to returns for the 12-month period.

Market Review and Investment Strategy

For the 12-month period ended April 30, 2014, yields rose with longer-term yields rising more than short-term yields. The increase in yields generally happened in 2013 as bond investors adjusted their expectations in the wake of the Federal Reserve’s comments on “tapering” bond purchases. In the first few months of 2014, yields retraced part of the increase and long-term yields declined relative to intermediate- and short-term yields.

The Fund continued to be underweight high-grade, long-maturity, callable bonds. When yields fall, the performance of these bonds is capped as the bonds trade to their call date: when yields rise they trade to their maturity date, resulting in underperformance versus comparable duration intermediates. Furthermore, the steep municipal yield curve “rolldown” (bond price appreciation due to passage of time) has enabled investors in intermediate bonds to potentially realize comparable returns to longer-maturity bonds without increasing interest rate risk. This positioning benefited performance over the 12-month period as long-maturity underperformed, but detracted over the six-month period the opposite occurred.

To the extent possible, the Municipal Bond Investment Team (the “Team”) also positioned the Fund with an overweight to bonds with greater credit spreads like single-A and triple-B rated bonds. As a result, the widening of credit spreads during 2013 detracted from the performance of the Fund. In 2014, credit spreads have narrowed which has helped the performance of the Fund. Given its focus on providing a high level of income, the Fund was overweight higher-yielding, lower-credit quality bonds and this detracted from performance over the 12-month period, but benefited performance over the six-month period.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2014, 0.86% of the Fund’s total municipal bond investments were in insured bonds. There were no municipal bond investments in pre-refunded/escrowed to maturity bonds as of that date.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. The Fund generally invests in investment-grade securities, as the underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Municipal Income Shares	8.65%	-0.28%

Barclays Municipal Bond Index	4.08%	0.50%

GROWTH OF A $10,000 INVESTMENT IN THE FUND 9/1/2010* TO 4/30/2014

*	Inception date: 9/1/2010.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Shares (from 9/1/2010* to 4/30/2014) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2014 (unaudited)
NAV Returns

1 Year	-0.28%
Since Inception*	7.17%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns

1 Year	-1.35%
Since Inception*	6.65%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% (excluding interest expense of 0.03%) because the Adviser does not charge any fees or expenses and reimburses or pays for Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/1/2010.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,086.50	$0.05	0.01%
Hypothetical**	$1,000	$1,024.74	$0.05	0.01%
*	Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	7

Expense Example

PORTFOLIO SUMMARY

April 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $381.7

*	All data are as of April 30, 2014. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.5%
Long-Term Municipal Bonds – 97.5%
Alabama – 4.3%
Cullman Cnty AL Hlth Care Auth (Cullman Regl Med Ctr) Series 2009A 7.00%, 2/01/36	$400	$429,336
Jefferson Cnty AL Commn (Jefferson Cnty AL Swr) Series 2013D 6.00%, 10/01/42	9,800	10,372,810
Jefferson Cnty AL LT Sch Wts Series 2004A 5.00%, 1/01/24	2,000	1,983,280
Pell City AL Spl Care Fac Fin Auth (Noland Health Services) 5.00%, 12/01/31	3,000	3,212,460
Selma AL IDB (International Paper Co.) Series 2010A 5.80%, 5/01/34	200	216,458

		16,214,344

Alaska – 0.0%
Koyukuk AK Hlth Care Fac (Tanana Chiefs Conference) 7.75%, 10/01/41	100	107,588

Arizona – 1.7%
Arizona Hlth Fac Auth (Beatitudes Campus) 5.10%, 10/01/22	200	194,270
5.20%, 10/01/37	1,575	1,392,331
Downtown Phoenix Hotel Corp. AZ FGIC Series 2005A 5.00%, 7/01/40	150	145,311
Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	100	115,774
Quechan Indian Tribe Series 2012A 9.75%, 5/01/25	100	113,274
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	4,155	4,544,116

		6,505,076

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 8.6%
Assn Bay Area Govt CA Non-Prof (Episcopal Senior Communities) 6.125%, 7/01/41	$100	$108,000
Bay Area Toll Auth CA Series 2013S 5.00%, 4/01/27	1,000	1,148,520
California Ed Fac Auth (Univ of The Pacific) Series 2012A 5.00%, 11/01/42	100	104,311
California Mun Fin Auth (Azusa Pacific University) Series 2011B 7.75%, 4/01/31	85	95,964
California Mun Fin Auth (Goodwill Industries, Inc.) Series 2012A 6.625%, 1/01/32	1,000	1,062,370
California Mun Fin Auth (Partnerships Uplift Cmnty Proj) 5.30%, 8/01/47	1,025	881,633
California Mun Fin Auth (Rocketship Educ Obl Grp) 7.00%, 6/01/34	1,200	1,226,856
7.25%, 6/01/43	2,075	2,120,899
California Mun Fin Auth (Rocketship Seven-Alma Academy) 6.25%, 6/01/43	765	749,899
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 11/21/45(a)	10,650	10,401,962
California St Sch Fin Auth Edu (Partnerships Uplift Cmnty Valley Proj) 6.40%, 8/01/34	3,000	3,038,640
California St Sch Fin Auth Edu (Tri Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	750	785,670
California Statewide CDA (Eskaton Properties, Inc.) 5.25%, 11/15/34	530	542,052
California Statewide CDA (Front Porch Communities) 5.125%, 4/01/37(a)	100	100,471
California Statewide CDA (Rocketship Four-Mosiac Elementary) Series 2011A 8.50%, 12/01/41	100	112,128

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide CDA (Rocklin Academy) Series 2011A 8.25%, 6/01/41	$140	$157,329
California Statewide CDA (The Terraces at San Joaquin Gardens) 6.00%, 10/01/47	250	248,200
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47	6,165	4,651,554
Los Angeles CA Dept Wtr Pwr 5.00%, 7/01/31(b)	1,000	1,135,890
San Buenaventura CA Hosp (Community Memorial Hlth System) 7.50%, 12/01/41	100	113,704
San Francisco City/Cnty CA Redev CFD #6 (Mission Bay South Public Imp) 5.00%, 8/01/31	1,000	1,014,080
San Jose CA Arpt AMBAC Series 2007A 5.00%, 3/01/37	100	101,703
Southern CA Logistics Arpt Auth Proj XLCA 5.00%, 12/01/36-12/01/43	1,685	1,230,561
Tobacco Securitization Auth Southern CA Series 2006A1-SNR 5.125%, 6/01/46	510	394,740
Univ of California CA Revenues 5.00%, 5/15/33(b)	1,000	1,121,000

		32,648,136

Colorado – 3.2%
Colorado Hlth Fac Auth (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,910	6,369,444
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.00%, 12/01/42	2,910	2,936,830
E-470 Pub Hwy Auth CO Series 2010C 5.375%, 9/01/26	1,000	1,087,720
Park Creek Met Dist CO 5.50%, 12/01/37	200	204,524
Plaza Met District #1 CO 5.00%, 12/01/40	1,500	1,461,210
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	200	212,932

		12,272,660

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut – 1.8%
Connecticut GO Series 2013E 5.00%, 8/15/31(b)	$1,000	$1,135,720
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) 5.00%, 1/01/31	5,000	5,651,300

		6,787,020

Delaware – 0.3%
Delaware EDA (Newark Charter School) 5.00%, 9/01/42	1,310	1,315,803

District of Columbia – 1.6%
District of Columbia (Center for Strategic and Intl Studies DC) 6.625%, 3/01/41	100	104,241
District of Columbia (Friendship Pub Charter Sch) 5.00%, 6/01/42	1,420	1,313,273
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	100	110,097
6.50%, 10/01/37-10/01/41	4,140	4,572,290

		6,099,901

Florida – 9.0%
Alachua Cnty FL Hlth Fac Auth (East Ridge Retirement Village) 6.25%, 11/15/44	1,100	1,112,650
Alachua Cnty FL Hlth Fac Auth (Oak Hammock at The Univ of Florida) Series 2012A 8.00%, 10/01/46	435	502,042
Alachua Cnty FL Hlth Fac Auth (Terraces at Bonita Springs) 8.125%, 11/15/46	100	113,743
Capital Trust Agy FL (Million Air One) 7.75%, 1/01/41	520	544,892
Citizens Ppty Ins Corp. FL Series 2012A 5.00%, 6/01/22	6,725	7,850,630
Collier Cnty FL IDA (Arlington of Naples) Series 2014A 8.125%, 5/15/44(a)	2,000	2,062,780
Davie FL Ed Fac (Nova Southeastern Univ) Series 2013A 5.625%, 4/01/43	3,765	3,982,165

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lakeland FL Ed Fac (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	$2,350	$2,358,153
Martin Cnty FL Hlth Fac Auth (Martin Mem Med Ctr) 5.50%, 11/15/32-11/15/42	1,950	2,060,559
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	1,150	1,118,202
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 5.00%, 11/15/29	2,885	2,992,409
6.75%, 11/15/21	155	159,461
Mid-Bay Brdg Auth FL Series 2011A 7.25%, 10/01/40	300	340,338
Palm Beach Cnty FL (Sinai Residences of Boca Raton) Zero Coupon, 6/01/16(a)	450	449,937
Palm Beach Cnty FL Hlth Fac Auth (Sinai Residences of Boca Raton) 7.50%, 6/01/49(c)	1,380	1,468,141
Palm Beach Cnty FL Hlth Fac Auth (Waterford Retirement Communities) 5.875%, 11/15/37	100	103,547
Reedy Creek FL ID GO Series 2013A 5.00%, 6/01/24	3,000	3,528,120
Tampa FL Solid Wst Sys 5.00%, 10/01/21	3,000	3,408,510

		34,156,279

Georgia – 1.0%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2012A 5.00%, 1/01/31	1,390	1,551,643
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) 5.00%, 1/01/33	1,820	2,007,442
De Kalb Cnty GA Hosp Auth (De Kalb Medical Center) 6.125%, 9/01/40	200	207,770

		3,766,855

Idaho – 0.6%
Idaho Hlth Fac Auth (The Terraces at Boise) Series 2014A 8.00%, 10/01/44	2,050	2,078,618

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Idaho Hsg & Fin Assn (Battelle Energy Alliance LLC TDF Proj) Series 2010A 7.00%, 2/01/36	$200	$224,570

		2,303,188

Illinois – 5.4%
Chicago IL Brd of Ed GO Series 2012A 5.00%, 12/01/42	4,300	4,229,179
Chicago IL HFA MFHR (Goldblatts Supportive Living Project) 6.375%, 12/01/52(d)	1,050	929,502
Chicago IL Transit Auth Fed Hwy Grant (Chicago IL Fed Hwy Grant) AGC 5.00%, 6/01/18	1,170	1,282,086
Illinois Finance Auth (Ascension Health) Series 2012A 5.00%, 11/15/42	3,600	3,831,984
Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40	3,000	3,069,180
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/19	100	103,769
Illinois Finance Auth (Lake Forest College) Series 2012A 6.00%, 10/01/48	400	413,292
Illinois Finance Auth (Lutheran Senior Svcs) 5.75%, 5/15/46	2,010	1,952,715
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	40	27,198
Series 2010A 8.00%, 5/15/20	45	30,030
8.125%, 5/15/40	605	403,487
8.25%, 5/15/45	1,400	933,576
Series 2010B 7.75%, 5/15/20	205	136,815
Illinois Finance Auth (The Landing at Plymouth Place) 6.00%, 5/15/43	3,500	3,303,125
Illinois Finance Auth (Uno Charter Sch Network, Inc.) Series 2011A 7.125%, 10/01/41	100	113,011

		20,758,949

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana – 2.6%
Illinois Finance Auth (East End Crossing Proj) 5.00%, 7/01/40	$2,400	$2,438,640
Illinois Finance Auth (Kings Daughters Hospital) 5.125%, 8/15/27	1,000	1,037,660
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40-8/15/45	3,020	3,064,436
Indiana St Fin Auth (East End Crossing Proj) 5.00%, 7/01/44-7/01/48	3,500	3,527,550

		10,068,286

Iowa – 0.7%
Iowa Finance Auth (Alcoa, Inc.) 4.75%, 8/01/42	725	683,059
Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46	2,210	1,877,748

		2,560,807

Kentucky – 1.5%
Kentucky Econ Dev Fin Auth (Masonic Homes of Kentucky) 5.375%, 11/15/42	1,685	1,608,231
5.50%, 11/15/45	1,000	965,190
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) 6.50%, 3/01/45	1,000	1,085,300
Series 2010A 6.00%, 6/01/30	200	214,570
6.375%, 6/01/40	1,525	1,649,318

		5,522,609

Louisiana – 1.5%
Jefferson Parish LA Hosp Svc Dist #2 (East Jefferson General Hospital) 6.375%, 7/01/41	940	990,299
Louisiana Loc Govt Envrn Fac & CDA (Woman’s Hospital Foundation) Series 2010A 6.00%, 10/01/44	400	448,152
Louisiana Pub Fac Auth (German Pellets LA LLC) 10.50%, 7/01/39	2,750	2,827,825
Port New Orleans LA Brd of Com Series 2013B 5.00%, 4/01/29-4/01/31	1,540	1,621,241

		5,887,517

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 1.4%
Massachusetts Dev Fin Agy (Merrimack College) Series 2012A 5.25%, 7/01/42	$745	$754,804
Massachusetts Dev Fin Agy (North Hill Communities) Series 2013B 4.50%, 11/15/18	4,500	4,511,610

		5,266,414

Michigan – 3.8%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/31	120	125,381
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/32	1,000	966,350
5.25%, 7/01/39	1,515	1,473,671
Detroit MI Wtr Supply Sys Series 2011C 5.00%, 7/01/41	1,060	989,881
Michigan Hosp Fin Auth (Henry Ford Hlth Sys) Series 2006A 5.25%, 11/15/32-11/15/46	300	310,097
Michigan Hosp Fin Auth (Presbyterian Villages of Michigan) 5.50%, 11/15/35	1,750	1,615,215
Michigan Strategic Fund (Detroit Renewable Pwr Proj) 8.50%, 12/01/30(a)	2,450	2,426,161
Michigan Strategic Fund (Evangelical Homes of Michigan Hall) 5.50%, 6/01/47	2,000	1,914,900
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48	5,775	4,648,702

		14,470,358

Missouri – 0.0%
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	100	102,359

Nebraska – 0.8%
Central Plains Energy Proj Gas (Goldman Sachs Group, Inc. (The) 5.00%, 9/01/32-9/01/42	2,975	3,106,028

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 0.0%
Reno NV Hosp (Renown Regl Med Ctr) Series 2007A 5.25%, 6/01/41	$130	$132,391

New Hampshire – 0.8%
New Hampshire Hlth & Ed Fac Auth (Southern New Hampshire Univ.) 5.00%, 1/01/42	2,940	2,950,937

New Jersey – 4.7%
Continental Airlines 5.625%, 11/15/30	2,075	2,138,495
New Jersey EDA (Continental Airlines) 5.25%, 9/15/29	2,850	2,890,071
New Jersey EDA (Umm Energy Partners LLC) Series 2012A 5.125%, 6/15/43	735	737,139
New Jersey Hlth Care Fac Fin Auth (Holy Name Hospital) 5.00%, 7/01/25	100	104,405
New Jersey Turnpike Auth (New Jersey Turnpike) Series 2013A 5.00%, 1/01/27-1/01/32	3,500	3,932,685
Tobacco Settlement Fin Corp. NJ Series 2007-1A 5.00%, 6/01/41	10,270	8,101,284

		17,904,079

New Mexico – 0.2%
New Mexico Hosp Equip Loan Coun (Gerald Champion Regl Med Ctr) 5.50%, 7/01/42	1,060	893,294

New York – 10.7%
Build NYC Resource Corp. (South Bronx Chrtr Sch Fr Intl Cul & Arts) 5.00%, 4/15/43	1,900	1,579,527
Liberty NY Dev Corp. (Goldman Sachs Group, Inc. (The)) 5.25%, 10/01/35	1,325	1,511,997
Metropolitan Trnsp Auth NY Series 2013B 5.00%, 11/15/27	5,125	5,783,101
Series 2013E 5.00%, 11/15/32	4,425	4,849,800

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(b)	$190	$210,571
Monroe Cnty NY IDC (Rochester General Hospital) Series 2013A 5.00%, 12/01/42	3,400	3,529,506
Nassau Cnty NY IDA (Amsterdam at Harborside) 10.00%, 1/01/28(e)	1,815	927,229
Series 2007A 6.50%, 1/01/27(d)	100	51,072
Nassau Cnty NY Local Econ Asst Corp. (Winthrop Univ Hlth) 5.00%, 7/01/37	300	307,860
New York NY 5.00%, 10/01/28(b)	500	565,465
New York NY IDA (American Airlines, Inc.) 7.75%, 8/01/31	100	110,153
New York St Liberty Dev Corp. (7 World Trade Ctr Proj) 5.00%, 3/15/44	100	102,277
New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2012I 5.00%, 1/01/37	2,000	2,147,040
Newburgh NY GO Series 2012A 5.625%, 6/15/34	245	253,935
Orange Cnty NY Funding Corp. (The Hamlet at Wallkill) 6.50%, 1/01/46	1,125	1,048,230
Port Authority of NY & NJ 5.00%, 10/01/34	3,900	4,181,073
Series 20131 5.00%, 12/01/33	5,000	5,427,400
Triborough Brdg & Tunl Auth NY Series 2012B 5.00%, 11/15/28(b)	700	801,815
Triborough NY Bridge Tunnel A 5.00%, 11/15/29(b)	1,250	1,426,763
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) Series 2007A 5.25%, 9/15/16	50	43,306
6.00%, 9/15/27-9/15/37	2,225	1,826,076
Westchester Cnty NY Local Dev Corp. (Kendal on Hudson) 5.00%, 1/01/34	3,840	3,967,834

		40,652,030

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.1%
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series 2005A 6.00%, 10/01/23	$275	$276,524
6.125%, 10/01/35	100	99,955

		376,479

Ohio – 3.9%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47	7,740	6,256,784
Erie Cnty OH Hosp (Firelands Regional Med Ctr) 5.25%, 8/15/46	1,115	1,124,422
Franklin Cnty OH Hlth Care Fac (First Community Village) 5.625%, 7/01/47	2,300	1,886,598
Hamilton Cnty OH Hlth Care (Life Enriching Communities) 5.00%, 1/01/42	1,030	994,032
Muskingum Cnty OH Hosp Fac (Genesis Hlth Sys) 5.00%, 2/15/44-2/15/48	4,100	3,621,042
Pinnacle Cmnty Infra Fin Auth (Pinnacle Club of Grove City) Series 2004A 6.25%, 12/01/36	1,000	997,540

		14,880,418

Oklahoma – 0.3%
Tulsa OK Mun Arpt Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	1,300	1,311,947

Pennsylvania – 4.9%
Allegheny Cnty PA Hgr Ed Bldg Auth (Chatham Univ) Series 2012A 5.00%, 9/01/35	230	233,110
Bensalem Twp PA SD GO 5.00%, 6/01/29	8,570	9,817,878
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 5.25%, 1/01/41	750	713,820
6.125%, 1/01/45	180	190,037
Montgomery Cnty PA IDA (Philadelphia Presbyterian Homes, Inc.) 6.50%, 12/01/25	200	228,590
Norristown PA Area SD COP 5.00%, 4/01/32	100	102,024

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Eastern PA Hosp & ED Auth (Wilkes Univ) Series 2012A 5.25%, 3/01/42	$265	$272,335
Pennsylvania Econ Dev Fin Auth (Amtrak) Series 2012A 5.00%, 11/01/41	1,620	1,668,551
Pennsylvania Turnpike Comm Series 2013A 5.00%, 12/01/43	4,000	4,187,160
Philadelphia PA GO Series 2013A 5.00%, 7/15/21	1,200	1,399,812

		18,813,317

Puerto Rico – 1.7%
Puerto Rico Elec Pwr Auth Series 2010X 5.25%, 7/01/40	525	308,112
Series 2012A 5.05%, 7/01/42	1,200	702,552
Series 2013A 7.00%, 7/01/43	1,370	913,817
Puerto Rico GO Series 2009C 6.00%, 7/01/39	1,000	754,380
Series 2012A 5.00%, 7/01/41	2,095	1,443,916
5.50%, 7/01/39	1,630	1,183,022
Puerto Rico Ind Med & Envrn Poll Ctl Fac (Ana G Mendez University Sys) 5.375%, 4/01/42	335	274,211
Puerto Rico Pub Fin Corp. Series 2011B 6.00%, 8/01/26	100	68,009
Puerto Rico Sales Tax Fin Corp. Series 2010C 5.00%, 8/01/35	1,000	722,980

		6,370,999

Rhode Island – 0.9%
Rhode Island Hlth & Ed Bldg Corp. (Tockwotton Home) 8.375%, 1/01/46	3,150	3,553,326

South Carolina – 0.6%
South Carolina Jobs EDA (Lutheran Homes of South Carolina) 5.00%, 5/01/43	1,000	909,150
5.125%, 5/01/48	1,000	915,440
South Carolina St Public Svc Auth AMBAC Series 2007A 5.00%, 1/01/32(b)	400	422,460

		2,247,050

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 1.5%
Johnson City TN Hlth & Ed (Mountain States Health Alliance) 5.00%, 8/15/42	$4,890	$4,945,795
Shelby Cnty TN Hlth Ed & Hsg Fac Brd (The Village of Germantown) 5.375%, 12/01/47	800	777,568

		5,723,363

Texas – 7.7%
Central TX Regl Mobility Auth 5.00%, 1/01/42	3,500	3,412,710
6.00%, 1/01/41	120	132,421
Clifton TX Hgr Ed Fac Auth (Idea Public Schools) 5.00%, 8/15/42	530	530,318
6.00%, 8/15/43	1,000	1,085,790
Dallas Fort Worth TX Intl Arpt Series 2012E 5.00%, 11/01/35	1,500	1,550,310
Gregg Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) Series 2012C 5.00%, 7/01/42	1,045	962,142
Houston TX Util Sys Series 2011D 5.00%, 11/15/28(b)	400	455,568
North Texas Ed Fin Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	280	281,736
Red River TX Hlth Facs Dev Corp. (MRC Crestview Proj) Series 2011A 8.00%, 11/15/46	2,000	2,319,480
Red River TX Hlth Facs Dev Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44	1,315	1,332,871
Red River TX Hlth Facs Dev Corp. (Wichita Falls Retirement Fndtn) 5.50%, 1/01/32	1,040	1,038,752
Sanger TX Indl Dev (German Pellets TX LLC) Series 2012B 8.00%, 7/01/38	2,200	2,307,096
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.50%, 11/15/22	200	204,620
Texas Mun Gas Acq & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	1,000	1,206,720

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	$660	$765,831
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Proj Segment#3) 6.75%, 6/30/43	3,600	4,078,908
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	200	228,506
Texas Trnsp Comm (Central Texas Turnpike) Series 2012A 5.00%, 8/15/41	3,485	3,582,231
Travis Cnty TX Hlth Fac (Longhorn Village) 7.125%, 1/01/46	2,430	2,541,367
Series 2012A 7.00%, 1/01/32	1,200	1,270,992
Viridian Mun Mgmt Dist TX 9.00%, 12/01/37	75	82,447

		29,370,816

Utah – 0.1%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	100	107,537
Utah St Charter Sch Fin Auth (Early Light Academy) 8.50%, 7/15/46	100	111,767
Utah St Charter Sch Fin Auth (Hawthorn Academy) 8.25%, 7/15/46	100	111,717
Utah St Charter Sch Fin Auth (North Star Academy) Series 2010A 7.00%, 7/15/45	100	109,529

		440,550

Vermont – 0.1%
Vermont EDA (Wake Robin Corp. Proj) 5.40%, 5/01/33	200	196,504

Virginia – 4.2%
Chesapeake Trnsp Sys Toll Road (Chesapeake VA Toll Road) Series 2012A 5.00%, 7/15/47	300	303,195
Chesterfield Cnty VA EDA (Brandermill Woods) 5.125%, 1/01/43	1,030	974,534
Fairfax Cnty VA EDA (Vinson Hall) Series 2013A 5.00%, 12/01/47	1,955	1,884,131

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47	$8,195	$5,853,607
Virginia College Bldg Auth Virginia Lease 21st Century College Prog 5.00%, 2/01/28(b)	550	637,653
Virginia Small Business Fin Auth (95 Express Lanes LLC Proj) 5.00%, 1/01/40	2,600	2,577,562
Virginia Small Business Fin Auth (Elizabeth River Crossing LLC) 5.50%, 1/01/42	3,580	3,730,074

		15,960,756

Washington – 3.6%
Washington St GO 5.00%, 7/01/24(b)	1,000	1,165,980
Washington St HFC (Mirabella Proj) 6.75%, 10/01/47	2,650	2,598,140
Washington St HFC (Rockwood Retirement Communities) 7.375%, 1/01/44(a)	3,215	3,277,853
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	2,265	2,119,073
Washington St Hlth Care Facs Auth (Multicare Hlth Sys) Series 2012A 5.00%, 8/15/44	1,000	1,039,780
Washington St Hlth Care Facs Auth (Providence Health) Series 2012A 5.00%, 10/01/42	3,350	3,552,641

		13,753,467

West Virginia – 0.6%
West Virginia Hosp Fin Auth (West Virginia United Hlth Sys) 5.50%, 6/01/44	2,100	2,289,231

Wisconsin – 1.1%
Univ of Wisconsin Hosp & Clinic Auth Series 2013A 5.00%, 4/01/38	4,155	4,328,804

Total Municipal Obligations (cost $368,523,675)		372,069,935

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	23

Portfolio of Investments

	Notional Amount (000)	U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.1%
Swaptions – 0.1%
IRS Swaption, Barclays Bank PLC Expiration: Sep 2014, Pay: 2.9725%(f) Receive 3-Month LIBOR (BBA) (premiums paid $272,300)	$3,500	$375,843

	Shares
SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(g) (cost $8,442,582)	8,442,582	8,442,582

Total Investments – 99.8% (cost $377,238,557)		380,888,360
Other assets less liabilities – 0.2%		779,230

Net Assets – 100.0%		$381,667,590

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the aggregate market value of these securities amounted to $18,719,164 or 4.9% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note G).

(c)	When-Issued or delayed delivery security.

(d)	Illiquid security.

(e)	Variable rate coupon, rate shown as of April 30, 2014.

(f)	Non-income producing security.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2014, the Fund held 0.8% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC – Assured Guaranty Corporation

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CFD – Community Facilities District

COP – Certificate of Participation

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

ID – Improvement District

IDA – Industrial Development Authority/Agency

IDB – Industrial Development Board

IDC – Industrial Development Corporation

IRS – Interest Rate Swaption

MFHR – Multi-Family Housing Revenue

PFC – Passenger Facility Charge

SD – School District

TDF – Testing & Demonstration Facility

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $368,795,975)	$372,445,778
Affiliated issuers (cost $8,442,582)	8,442,582	(a)
Interest receivable	6,644,958
Receivable for shares of beneficial interest sold	3,516,752
Receivable for investment securities sold	5,144

Total assets	391,055,214

Liabilities
Due to custodian	10,634
Payable for floating rate notes issued*	5,545,000
Dividends payable	1,618,482
Payable for investment securities purchased	1,358,969
Payable for shares of beneficial interest redeemed	453,957
Collateral received from broker	390,000
Accrued expenses	10,582

Total liabilities	9,387,624

Net Assets	$381,667,590

Composition of Net Assets
Shares of beneficial interest, at par	$359
Additional paid-in capital	384,232,946
Undistributed net investment income	158,746
Accumulated net realized loss on investment transactions	(6,374,264)
Net unrealized appreciation on investments	3,649,803

	$381,667,590

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 35,870,909 common shares outstanding)	$10.64

(a)	Includes investment of cash collateral of $390,000 received from broker for OTC derivatives outstanding at April 30, 2014.

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note G).

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	25

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2014

Investment Income
Interest	$13,763,291
Dividends—Affiliated issuers	4,818	$13,768,109

Expenses
Interest expense	40,120

Total expenses		40,120

Net investment income		13,727,989

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(6,510,684)
Swaps		399,738
Net change in unrealized appreciation/depreciation of:
Investments		(211,366)
Swaps		(248,327)

Net loss on investment transactions		(6,570,639)

Net Increase in Net Assets from Operations		$7,157,350

See notes to financial statements.

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2014	Year Ended April 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,727,989	$3,812,079
Net realized gain (loss) on investment transactions	(6,110,946)	242,042
Net change in unrealized appreciation/depreciation of investments	(459,693)	3,276,313

Net increase in net assets from operations	7,157,350	7,330,434
Dividends and Distributions to Shareholders from
Net investment income	(13,753,373)	(3,912,177)
Net realized gain on investment transactions	(28,460)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase	183,034,284	184,233,881

Total increase	176,409,801	187,652,138
Net Assets
Beginning of period	205,257,789	17,605,651

End of period (including undistributed net investment income of $158,746 and distributions in excess of net investment income of ($11,550), respectively)	$381,667,590	$205,257,789

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	27

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended April 30, 2014

Net increase in net assets from operations		$7,157,350

Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Increase in interest and dividends receivable	(3,755,802)
Net accretion of bond discount and amortization of bond premium	972,925
Decrease in payable for investments securities purchased	(6,340,652)
Purchases of long-term investments	(263,604,994)
Purchases of short-term investments	(258,076,852)
Proceeds from disposition of long-term investments	89,330,834
Proceeds from disposition of short-term investments	256,696,024
Decrease in receivable for investment securities sold	10,288
Proceeds on swap contracts, net	605,873
Decrease in cash collateral received from broker	(190,000)
Increase in accrued expenses	6,522
Net realized loss on investment transactions	6,110,946
Net change in unrealized appreciation/depreciation of investments	459,693

Total adjustments		(177,775,195)

Net decrease in cash from operating activities		$(170,617,845)

Financing Activities:
Subscriptions of beneficial interest, net	182,607,529
Increase in due to custodian	10,634
Cash dividends paid	(12,860,318)
Increase in payable for floating rate notes issued	860,000

Net increase in cash from financing activities		170,617,845

Net increase in cash		—
Cash at beginning of year		—

Cash at end of year		$—

Supplemental disclosure of cash flow information:

Interest expense paid during the period or year	33,598

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in Level 3 securities throughout the year.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AllianceBernstein Corporate Income Shares, AllianceBernstein Municipal Income Shares (the “Portfolio”) and AllianceBernstein Taxable Multi-Sector Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AllianceBernstein Municipal Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options);

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	29

Notes to Financial Statements

open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	31

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2014:

Investments in Securities:	Level 1			Level 2			Level 3		Total
Assets:
Long-Term Municipal Bonds:
Alaska	$	– 0	–	$	– 0	–	$107,588		$107,588
Arizona		– 0	–		4,918,475		1,586,601		6,505,076
California		– 0	–		25,015,589		7,632,547		32,648,136
Colorado		– 0	–		10,811,450		1,461,210		12,272,660
Florida		– 0	–		29,559,636		4,596,643		34,156,279
Idaho		– 0	–		224,570		2,078,618		2,303,188
Illinois		– 0	–		9,973,321		10,785,628		20,758,949
Kentucky		– 0	–		2,949,188		2,573,421		5,522,609
Louisiana		– 0	–		3,059,692		2,827,825		5,887,517
Massachusetts		– 0	–		754,804		4,511,610		5,266,414
Michigan		– 0	–		12,044,197		2,426,161		14,470,358
New York		– 0	–		36,645,964		4,006,066		40,652,030
North Carolina		– 0	–		– 0	–	376,479		376,479
Ohio		– 0	–		11,996,280		2,884,138		14,880,418
Oklahoma		– 0	–		– 0	–	1,311,947		1,311,947
Pennsylvania		– 0	–		17,909,460		903,857		18,813,317
Rhode Island		– 0	–		– 0	–	3,553,326		3,553,326
South Carolina		– 0	–		422,460		1,824,590		2,247,050
Tennessee		– 0	–		4,945,795		777,568		5,723,363
Texas		– 0	–		19,311,943		10,058,873		29,370,816
Utah		– 0	–		109,529		331,021		440,550
Vermont		– 0	–		– 0	–	196,504		196,504
Virginia		– 0	–		13,102,091		2,858,665		15,960,756
Washington		– 0	–		5,758,401		7,995,066		13,753,467
Other		– 0	–		84,891,138		– 0	–	84,891,138
Options Purchased – Puts		– 0	–		375,843		– 0	–	375,843
Short-Term Investments		8,442,582			– 0	–	– 0	–	8,442,582

Total Investments in Securities		8,442,582			294,779,826		77,665,952		380,888,360
Other Financial Instruments*		– 0	–		– 0	–	– 0	–	– 0	–

Total^		$8,442,582			$294,779,826		$77,665,952		$380,888,360

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Long-Term Municipal Bonds	Total
Balance as of 4/30/13	$30,589,637	$30,589,637
Accrued discounts/(premiums)	(13,766)	(13,766)
Realized gain (loss)	(161,921)	(161,921)
Change in unrealized appreciation/depreciation	(554,492)	(554,492)
Purchases	52,295,044	52,295,044
Sales	(4,377,614)	(4,377,614)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	(110,936)	(110,936)

Balance as of 4/30/14	$77,665,952	$77,665,952	+

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/14*	$(361,016)	$(361,016)

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at April 30, 2014:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 4/30/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$77,665,952	Third Party Vendor	Lack of External Credit Rating	$ $	51.07-$115.97/ 98.27

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	33

Notes to Financial Statements

Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in

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Notes to Financial Statements

wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of a separately managed account, including costs and expenses associated with the Portfolio, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended April 30, 2014 is as follows:

Market Value April 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2014 (000)	Dividend Income (000)
$ 3,062	$216,957	$211,576	$8,443	$5

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$251,297,821		$76,687,562
U.S. government securities	– 0	–	– 0	–

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	35

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$371,697,280

Gross unrealized appreciation	$11,595,734
Gross unrealized depreciation	(7,960,236)

Net unrealized appreciation	$3,635,498

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference

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Notes to Financial Statements

between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended April 30, 2014, the Portfolio had no transactions in written options.

During the year ended April 30, 2014, the Portfolio held purchased options for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	37

Notes to Financial Statements

statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the

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Notes to Financial Statements

respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended April 30, 2014, the Portfolio held credit default swaps for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counter-

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	39

Notes to Financial Statements

parties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2014, the Portfolio had no OTC derivatives with contingent features in net liability positions.

At April 30, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Investments in securities, at value	$375,843

Total		$375,843

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Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended April 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(209,363)	$413,749

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	399,738	(248,327)

Total		$190,375	$165,422

The following table represents the volume of the Portfolio’s derivative transactions during the year ended April 30, 2014:

Purchased Swaptions:
Average monthly cost	$1,659,175

Credit Default Swaps:
Average notional amount of sale contracts	$1,980,000	(a)

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$5,000,000	(b)

(a)	Positions were open for approximately one month during the year.

(b)	Positions were open for approximately two months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received		Securities Collateral Received			Net Amount of Derivatives Assets
Barclays Bank PLC	$375,843	$	– 0	–	$(375,843	)*	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	41

Notes to Financial Statements

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013

Class A
Shares sold	31,461,205	20,906,243	$321,686,866	$231,778,688

Shares redeemed	(13,878,157)	(4,295,561)	(138,652,582)	(47,544,807)

Net increase	17,583,048	16,610,682	$183,034,284	$184,233,881

NOTE E

Risks Involved in Investing in the Portfolio

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolio may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolio’s income and distribution to shareholders. A decline in distributions would adversely affect the Portfolio’s yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Portfolio may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolio receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note G to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	43

Notes to Financial Statements

The Portfolio may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$113,917	$288,117
Long-term capital gains	27,570	– 0	–

Total taxable distributions	141,487	288,117
Tax exempt distributions	13,640,346	3,624,060

Total distributions paid	$13,781,833	$3,912,177

As of April 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,777,228
Accumulated capital and other losses	(6,359,957	)(a)
Unrealized appreciation/(depreciation)	3,635,496	(b)

Total accumulated earnings/(deficit)	$(947,233	)(c)

(a)	As of April 30, 2014, the Portfolio had a net capital loss carryforward of $6,359,957.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2014, the Portfolio had a net short-term capital loss carryforward of $6,097,644 and a net long-term capital loss carryforward of $262,313 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and a redesignation of dividends resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE G

Floating Rate Notes Issued in Connection with Securities Held

The Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	45

Notes to Financial Statements

buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolio’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolio’s expense ratio. At April 30, 2014, the amount of the Portfolio’s Floating Rate Notes outstanding was $5,545,000 and the related interest rate was 0.13%.

The Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Portfolio’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,	September 1, 2010(a) to April, 30 2011
2014	2013	2012

Net asset value, beginning of period	$ 11.22	$ 10.50	$ 9.24	$ 10.00

Income From Investment Operations
Net investment income(b)	.52	.47	.59	.32
Net realized and unrealized gain (loss) on investment transactions	(.59)	.77	†	1.27	(.77)

Net increase (decrease) in net asset value from operations	(.07)	1.24	1.86	(.45)

Less: Dividends and Distributions
Dividends from net investment income	(.51)	(.52)	(.60)	(.31)
Distributions from net realized gain on investment transactions	(.00	)(c)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.51)	(.52)	(.60)	(.31)

Net asset value, end of period	$ 10.64	$ 11.22	$ 10.50	$ 9.24

Total Return
Total investment return based on net asset value(d)	(.28)%	11.98%	20.74%	(4.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$381,668	$205,258	$17,606	$9,419
Ratio to average net assets of:
Expenses(e)	.01%	.03%	.05%	.02	%^
Net investment income	5.03%	4.41%	6.06%	5.03	%^
Portfolio turnover rate	29%	7%	17%	14%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios, excluding interest expense are .00%, .00%, .00% and .00%, respectively.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	47

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AllianceBernstein Corporate Shares and Shareholders of AllianceBernstein Municipal Income Shares:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Municipal Income Shares (the “Portfolio”) (one of the series constituting AllianceBernstein Corporate Shares) as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period September 1, 2010 (commencement of operations) through April 30, 2011. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Municipal Income Shares of AllianceBernstein Corporate Shares at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period September 1, 2010 (commencement of operations) through April 30, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 26, 2014

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert “Guy” B. Davidson III(2), Vice President Wayne D. Godlin(2), Vice President	Terrance T. Hults(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	49

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 72 (2010)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014, and Chairman of the independent Directors Committee of such Funds since February 2014.	103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (2010)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	51

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 70 (2010)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., ## 81 (2010)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
D. James Guzy, ## 78 (2010)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until February 2014. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology (semi-conductors) since prior to 2009 until February 2014, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2010)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	103	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	53

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 62 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	103	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2010)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	103	None

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Management of the Fund

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	55

Management of the Fund

Officers

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael G. Brooks 66	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Robert “Guy” B. Davidson, III 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Wayne D. Godlin 53	Vice President	Senior Vice President of the Adviser** since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2009.

Terrance T. Hults 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Corporate Shares (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Municipal Income Shares (the “Portfolio”) at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	57

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee from the Portfolio or expense reimbursement, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes. The trustees noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2011 or 2012.

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2013 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Portfolio as compared with that of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays Capital Municipal Bond Index (the “Index”), in each case for the 1-year period ended July 31, 2013, and (in the case of comparisons with the Index) the period since inception (September 2010 inception). The trustees noted that, on a gross return basis, the Portfolio was in the 5th quintile of the Performance Universe for the 1-year period. Performance information for the Performance Group was not available. The Portfolio lagged the Index in the 1-year period and outperformed it in the period since inception. The trustees were cognizant that the Portfolio was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Portfolio. The trustees had asked the Adviser to provide information showing the weighting of the Portfolio in representative SMAs and the overall performance of those SMAs versus their stated benchmarks. The materials provided to the trustees in respect of the Portfolio included its weighting in the AllianceBernstein Tax-Aware Fixed Income SMA and the AllianceBernstein Municipal Income SMA and the performance of each of those SMAs relative to the Barclays Capital Municipal Bond Unhedged Index. The trustees noted that the Tax-Aware Fixed Income SMA showed generally favorable performance relative to its benchmark, and that the Municipal Income SMA had outperformed its benchmark in each period since inception on September 1, 2010. The Adviser explained its view (which it had discussed with the trustees previously) that, in the municipal market, securities with 15 years remaining to maturity generally provide most of the return of longer-term securities, including those with 30 years remaining to maturity, but with reduced volatility and better risk-adjusted returns. The Adviser stated its belief the trade-off in yield would be outweighed over time by the reduced volatility, and for that reason was emphasizing 15-year bonds in its municipal portfolios. Based on their review, the trustees concluded that the Portfolio’s performance was acceptable.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	59

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Lipper showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Portfolio. The trustees reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Portfolio paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser. Based on their review, the trustees concluded that the advisory arrangements for the Portfolio, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The Adviser informed the trustees that there were no institutional products managed by it that have a substantially similar investment style. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The trustees recognized that such information was of limited utility in light of the Portfolio’s unusual fee arrangement. The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, and the unusual fee structure for the other portfolios of the Fund and the Portfolio, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

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Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by each of the current Sponsors declines at a breakpoint based on total assets managed by the Adviser for the Sponsors.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	61

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Municipal Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Trustees on November 6-8, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.”

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reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients.4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2013 are set forth below:

Portfolio	9/30/13 Net Assets ($MM)
Municipal Income Shares	$247.7

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for

3	Jones v. Harris at 1427.

4	The SMA clients currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed, which would include assets of Municipal Income Shares.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	63

the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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companies for similar services by other investment advisers.6,7 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.8

The Portfolio does not pay an advisory fee to the Adviser since its SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2012, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense items.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Portfolio’s peers. The Portfolio’s EG includes the Portfolio, two BBB-rated Corporate Debt Funds, one Multi-Sector Income Fund, one Short-Intermediate Investment Grade Debt Fund, two U.S. Mortgage Funds, three General Bond Funds, two Intermediate Investment-Grade Debt Funds, one General & Insured Municipal Debt Fund, one Inflation-Protected Bond Fund, two Global Income Funds and one Intermediate Munici-pal Debt Fund.

8	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	65

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Trustees an update of the Deli9 study on advisory fees and various fund characteristics.10 The independent consultant first reiterated the results of his previous two

9	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

10	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

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dimensional comparison analysis (fund size and family size) with the Board of Trustees.11 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1 year gross performance return and ranking of the Portfolio relative to its Lipper Performance Universe (“PU”)12 for the period ended July 31, 2013:

	Portfolio Return (%)	PU Median (%)	PU Rank
Municipal Income Shares
1 Year	-3.05	-1.35	10/11

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)13 versus its benchmark.14 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.15

11	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

12	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

13	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

14	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

15	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	67

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Municipal Income Shares	-3.09	5.61	7.95	-0.35	1
Barclays Capital Municipal Bond Index	-2.19	3.05	4.03	-0.53	1
Inception Date: September 1, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

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THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

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Fixed Income (continued)

Taxable

Bond Inflation Strategy

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Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	69

AllianceBernstein Family of Funds

NOTES

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NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	71

NOTES

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NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	73

NOTES

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NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	75

NOTES

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ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIS-0151-0414

ANNUAL REPORT

AllianceBernstein

Taxable Multi-Sector Income Shares

April 30, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 9, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Taxable Multi-Sector Income Shares (the “Fund”) for the annual reporting period ended April 30, 2014. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The Fund’s investment objective is to generate income and price appreciation.

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and U.S. and non-U.S. Government securities. The Fund may invest up to 50% of its assets in below investment grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts, and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-U.S. dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	1

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays U.S. Aggregate ex-Government Bond Index, for the six- and 12-month periods ended April 30, 2014.

The Fund underperformed its benchmark for the six-month period, while it outperformed for the 12-month period. For the 12-month period, yield curve positioning was the primary positive contributor. The Fund’s shorter-than-benchmark duration, and overweight to the shorter part of the yield curve added to relative performance as longer rates rose. Corporate industry weightings also added to returns, attributable to an overweight in banks. The underperformance of agency mortgage securities added to returns, as the Fund did not hold these securities for the period. The Fund’s concentration on shorter-maturity corporates detracted, as longer-maturity corporates outperformed.

Security selection and yield curve positioning were the primary detractors for the six-month period. Security selection in the Fund’s corporate holdings, specifically the Fund’s shorter-than-benchmark maturity focus, detracted as longer-term corporates outperformed. The Fund’s yield curve positioning also detracted as the Fund’s focus on the shorter area of the yield curve, where interest rates rose most, detracted relative to the benchmark. Conversely, not holding agency mortgages within the Fund, which underperformed within the benchmark, contributed positively. Although corporate security selection detracted, the Fund’s general overweight of corporates versus the benchmark added to returns.

Derivatives in the form of Treasury futures were utilized for hedging purposes, and credit default swaps were used for investment purposes, which had an immaterial impact on performance for both periods.

Market Review and Investment Strategy

Global equity markets responded positively to economic improvement in key developed countries, and accommodative monetary policies of major central banks supported fixed-income markets during the annual period ended April 30, 2014. The direction of U.S. federal policy also played a significant role in market activity. Fixed-income markets underperformed in the beginning of the period, as interest rates rose in response to signals by the U.S. Federal Reserve (the “Fed”) that it would consider reducing its bond-buying program, which then came to pass in December. At the end of the period, however, capital markets rebounded with almost all major fixed-income sectors outperforming, as Fed Chair Janet Yellen reaffirmed that tapering would continue unabated. Investors were encouraged to hear that the program is expected to be reduced in measured steps and that monetary stance should remain accommodative for the foreseeable future.

Fixed-income markets posted positive returns for the annual period, recovering from the selloff earlier in the year that

2	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

was spurred by a fear of higher rates. Within the credit space, U.S. corporates outperformed the non-corporate part of the credit market (sovereigns, supranationals, agencies and local governments) with financials, specifically subordinated banks, outperforming. Corporate spreads tightened and are presently close to fair value in the view of the Fund’s Core Fixed-Income Team (the “Team”). With official rates in the U.S. unlikely to get much above zero for some time, the Team believes investor demand for income—and thus technical support for the corporate sector—should persist. That is likely to put a ceiling on significant widening. Companies in the industrial space continue to exhibit mid- to late-cycle behavior with rising industrial leverage. Within financials, fundamentals continue to be favorable as firms’ deleveraging continues and, in the Team’s view, remain a compelling opportunity.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate ex-Government Bond Index does not reflect fees and expenses associated with the active management of a fund. The Barclays U.S. Aggregate ex-Government Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Taxable Multi-Sector Income Shares	1.04%	1.22%

Barclays U.S. Aggregate ex-Government Bond Index	2.44%	0.52%

GROWTH OF A $10,000 INVESTMENT IN THE FUND 9/15/10* TO 4/30/14

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Taxable Multi-Sector Income Shares (from 9/15/10* to 04/30/14) as compared to the performance of the Fund’s benchmark.

*	Inception date: 9/15/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2014 (unaudited)
NAV Returns

1 Year	1.22%
Since Inception*	3.05%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns

1 Year	1.14%
Since Inception*	3.04%

The Fund’s current prospectus fee table shows the fees and the total fund operating expenses as 0.00% because the Adviser does not charge any fees or expenses and reimburses or pays Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/15/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,010.40	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

8	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Expense Example

PORTFOLIO SUMMARY

April 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $105.2

*	All data are as of April 30, 2014. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2014

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 58.1%
Industrial – 30.8%
Basic – 5.7%
BHP Billiton Finance USA Ltd. 1.875%, 11/21/16	$1,175	$1,207,103
Dow Chemical Co. (The) 2.50%, 2/15/16	1,175	1,208,322
Ecolab, Inc. 3.00%, 12/08/16	1,145	1,203,790
Glencore Funding LLC 1.70%, 5/27/16(a)	1,200	1,206,544
Monsanto Co. 0.436%, 11/07/16(b)	130	130,324
PPG Industries, Inc. 6.65%, 3/15/18	330	383,655
Rio Tinto Finance USA PLC 1.375%, 6/17/16	625	631,759

		5,971,497

Capital Goods – 2.1%
Caterpillar Financial Services Corp. Series G 2.05%, 8/01/16	1,180	1,214,568
John Deere Capital Corp. 0.75%, 1/22/16	435	437,313
Republic Services, Inc. 3.80%, 5/15/18	555	591,461

		2,243,342

Communications - Media – 2.5%
CBS Corp. 1.95%, 7/01/17	555	564,326
NBCUniversal Enterprise, Inc. 0.764%, 4/15/16(a)(b)	270	270,998
NBCUniversal Media LLC 3.65%, 4/30/15	755	779,290
Time Warner Cable, Inc. 5.85%, 5/01/17	890	1,008,236

		2,622,850

Communications - Telecommunications – 3.7%
AT&T, Inc. 1.40%, 12/01/17	1,035	1,030,926
British Telecommunications PLC 1.625%, 6/28/16	990	1,003,780
Deutsche Telekom International Finance BV 2.25%, 3/06/17(a)	1,170	1,200,726
Verizon Communications, Inc. 2.00%, 11/01/16	680	696,534

		3,931,966

10	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.7%
Ford Motor Credit Co. LLC 3.00%, 6/12/17	$1,155	$1,204,691
Volkswagen International Finance NV 1.125%, 11/18/16(a)	600	600,849

		1,805,540

Consumer Cyclical - Entertainment – 1.0%
Time Warner, Inc. 3.15%, 7/15/15	985	1,015,224

Consumer Cyclical - Retailers – 1.9%
CVS Caremark Corp. 3.25%, 5/18/15	1,165	1,195,757
Walgreen Co. 1.00%, 3/13/15	790	793,582

		1,989,339

Consumer Non-Cyclical – 7.5%
AbbVie, Inc. 1.75%, 11/06/17	1,195	1,202,159
Allergan, Inc./United States 1.35%, 3/15/18	401	385,118
Altria Group, Inc. 4.125%, 9/11/15	955	999,285
Amgen, Inc. 2.125%, 5/15/17	1,175	1,203,916
Anheuser-Busch InBev Finance, Inc. 0.80%, 1/15/16	1,205	1,210,312
Bunge Ltd. Finance Corp. 4.10%, 3/15/16	560	589,919
Kroger Co. (The) 3.90%, 10/01/15	1,135	1,184,591
Thermo Fisher Scientific, Inc. 3.20%, 5/01/15-3/01/16	985	1,012,958
Whirlpool Corp. 1.35%, 3/01/17	138	137,986

		7,926,244

Energy – 2.0%
Anadarko Petroleum Corp. 5.95%, 9/15/16	1,025	1,142,365
Marathon Petroleum Corp. 3.50%, 3/01/16	959	1,002,740

		2,145,105

Technology – 2.7%
Apple, Inc. 1.05%, 5/05/17	1,030	1,031,381
Cisco Systems, Inc. 0.516%, 3/03/17(b)	1,210	1,214,769

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Xerox Corp. 2.95%, 3/15/17	$510	$532,184

		2,778,334

		32,429,441

Financial Institutions – 25.2%
Banking – 18.7%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16	805	853,418
ABN AMRO Bank NV 1.375%, 1/22/16(a)	750	756,315
Bank of America Corp. 1.25%, 1/11/16	1,605	1,614,405
Barclays Bank PLC 3.90%, 4/07/15	805	830,279
BB&T Corp. 2.05%, 6/19/18	595	597,508
Capital One Bank USA NA 1.15%, 11/21/16	1,045	1,046,223
Citigroup, Inc. 1.30%, 4/01/16	1,015	1,019,806
1.35%, 3/10/17	335	333,849
Fifth Third Bancorp 3.625%, 1/25/16	515	539,302
Goldman Sachs Group, Inc. (The) 1.60%, 11/23/15	1,010	1,020,572
Huntington National Bank (The) 1.30%, 11/20/16	1,200	1,205,000
ING Bank NV 1.375%, 3/07/16(a)	910	912,600
JPMorgan Chase & Co. 0.756%, 2/15/17(b)	1,025	1,027,825
Lloyds Bank PLC 4.875%, 1/21/16	1,120	1,197,828
Manufacturers & Traders Trust Co. 1.45%, 3/07/18	565	556,146
Mizuho Bank Ltd. 0.659%, 4/16/17(a)(b)	1,000	1,000,306
Morgan Stanley 1.75%, 2/25/16	1,010	1,023,547
Royal Bank of Canada 0.556%, 1/23/17(b)	1,615	1,616,358
Royal Bank of Scotland Group PLC 2.55%, 9/18/15	1,174	1,199,033
SunTrust Banks, Inc. 3.60%, 4/15/16	1,140	1,197,649
US Bancorp/MN 0.726%, 11/15/18(b)	130	130,580

		19,678,549

12	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Insurance – 4.8%
American International Group, Inc. 3.00%, 3/20/15	$985	$1,006,599
Cigna Corp. 2.75%, 11/15/16	570	594,862
Hartford Financial Services Group, Inc. (The) 4.00%, 3/30/15	1,155	1,190,251
New York Life Global Funding 0.80%, 2/12/16(a)	1,205	1,209,378
Prudential Financial, Inc. 4.75%, 9/17/15	945	996,982

		4,998,072

REITS – 1.7%
HCP, Inc. 3.75%, 2/01/16	763	801,401
Health Care REIT, Inc.
3.625%, 3/15/16	757	794,574
4.70%, 9/15/17	215	235,807

		1,831,782

		26,508,403

Utility – 2.1%
Natural Gas – 2.1%
Enterprise Products Operating LLC 3.20%, 2/01/16	764	795,618
Series L 6.30%, 9/15/17	215	248,825
Kinder Morgan Energy Partners LP 3.50%, 3/01/16	501	523,108
Williams Partners LP 3.80%, 2/15/15	570	583,781

		2,151,332

Total Corporates – Investment Grades (cost $60,974,802)		61,089,176

GOVERNMENTS – TREASURIES – 23.6%
United States – 23.6%
U.S. Treasury Notes 0.375%, 4/15/15 (cost $24,807,756)	24,750	24,814,771

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.7%
Non-Agency Fixed Rate CMBS – 9.7%
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class A2 2.962%, 11/10/46	1,000	1,034,541
COMM 2013-CCRE11 Mortgage Trust Series 2013-CR10, Class A2 2.972%, 8/10/46	1,050	1,089,106

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Commercial Mortgage Pass Through Certificates Series 2013-CR6, Class A2 2.122%, 3/10/46	$1,000	$1,009,348
Series 2014-LC15, Class A2 2.84%, 4/10/47	790	809,672
GS Mortgage Securities Corp. II Series 2014-GC20, Class A2 3.002%, 4/10/47	1,000	1,032,656
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C13, Class A2 2.665%, 1/15/46	1,000	1,024,740
Series 2013-C16, Class A2 3.07%, 12/15/46	1,000	1,038,963
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45	1,000	1,036,701
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11 Series 2013-C11, Class A2 3.085%, 8/15/46	1,000	1,039,717
WF-RBS Commercial Mortgage Trust Series 2013-C16, Class A2 3.223%, 9/15/46	1,000	1,046,432

Total Commercial Mortgage-Backed Securities (cost $10,197,330)		10,161,876

ASSET-BACKED SECURITIES – 7.6%
Credit Cards - Floating Rate – 3.8%
Cabela’s Master Credit Card Trust Series 2012-2A, Class A2 0.632%, 6/15/20(a) (b)	1,000	1,006,585
Chase Issuance Trust Series 2012-A2, Class A2 0.422%, 5/15/19(b)	1,000	1,000,736
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.58%, 9/10/20(b)	1,000	1,003,621
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.582%, 7/15/21(b)	1,000	1,000,050

		4,010,992

Autos - Fixed Rate – 2.9%
Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19	1,000	999,997
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19	1,000	1,000,192

14	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mercedes-Benz Auto Lease Trust Series 2014-A, Class A2A 0.48%, 6/15/16	$1,004	$1,004,062

		3,004,251

Autos - Floating Rate – 0.9%
Santander Drive Auto Receivables Trust Series 2014-2, Class A2B 0.472%, 7/17/17(b)	1,000	1,000,080

Total Asset-Backed Securities (cost $8,013,469)		8,015,323

	Shares
SHORT-TERM INVESTMENTS – 3.4%
Investment Companies – 3.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c) (cost $3,564,109)	3,564,109	3,564,109

Total Investments – 102.4% (cost $107,557,466)		107,645,255
Other assets less liabilities – (2.4)%		(2,487,447)

Net Assets – 100.0%		$105,157,808

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(CME):
CDX-NAIG Series 22, 5 Year Index, 6/20/2019*	1.00%	0.64%	$20,000	$372,587	$33,566

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the aggregate market value of these securities amounted to $8,164,301 or 7.8% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at April 30, 2014.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $103,993,357)	$104,081,146
Affiliated issuers (cost $3,564,109)	3,564,109
Cash	2,446
Due from broker	354,495 (a)
Receivable for shares of beneficial interest sold	981,665
Dividend and Interest receivable	374,912
Receivable for variation margin on centrally cleared credit default swaps	10,145

Total assets	109,368,918

Liabilities
Payable for investment securities purchased	4,038,032
Payable for shares of beneficial interest redeemed	90,792
Dividends payable	82,286

Total liabilities	4,211,110

Net Assets	$105,157,808

Composition of Net Assets
Shares of beneficial interest, at par	$106
Additional paid-in capital	105,693,818
Distributions in excess of net investment income	(88,974)
Accumulated net realized loss on investment transactions	(568,497)
Net unrealized appreciation on investments	121,355

$105,157,808

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 10,552,168 common shares outstanding)	$9.97

(a)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2014

Investment Income
Interest	$565,381
Dividends—Affiliated issuers	3,547

Total investment income		$568,928

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(715,017)
Futures		235,927
Swaps		(20,709)
Net change in unrealized appreciation/depreciation of:
Investments		(27,956)
Futures		76,400
Swaps		33,566

Net loss on investment transactions		(417,789)

Net Increase in Net Assets from Operations		$151,139

See notes to financial statements.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2014		Year Ended April 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$568,928		$226,920
Net realized gain (loss) on investment transactions	(499,799)		325,481
Net change in unrealized appreciation/depreciation of investments	82,010		(178,565)

Net increase in net assets from operations	151,139		373,836
Dividends and Distributions to Shareholders from
Net investment income	(634,567)		(288,943)
Net realized gain on investment transactions	– 0	–	(311,600)
Transactions in Shares of Beneficial Interest
Net increase	37,849,966		57,844,363

Total increase	37,366,538		57,617,656
Net Assets
Beginning of period	67,791,270		10,173,614

End of period (including distributions in excess of net investment income of ($88,974) and ($65,643), respectively)	$105,157,808		$67,791,270

See notes to financial statements.

18	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AllianceBernstein Corporate Income Shares, AllianceBernstein Municipal Income Shares and AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AllianceBernstein Taxable Multi-Sector Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	19

Notes to Financial Statements

such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

20	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	21

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2014:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grades	$	– 0	–	$61,089,176		$	– 0	–	$61,089,176
Governments – Treasuries		– 0	–	24,814,771			– 0	–	24,814,771
Commercial Mortgage-Backed Securities		– 0	–	10,161,876			– 0	–	10,161,876
Asset-Backed Securities		– 0	–	8,015,323			– 0	–	8,015,323
Short-Term Investments		3,564,109		– 0	–		– 0	–	3,564,109

Total Investments in Securities		3,564,109		104,081,146			– 0	–	107,645,255
Other Financial Instruments*:
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	33,566			– 0	–	33,566	#
Liabilities		– 0	–	– 0	–		– 0	–	– 0	–

Total^		$3,564,109		$104,114,712		$	– 0	–	$107,678,821

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset -Backed Securities			Total
Balance as of 4/30/13		$301,191			$301,191
Accrued discounts/(premiums)		(85)			(85)
Realized gain (loss)		(1,076)			(1,076)
Change in unrealized appreciation/depreciation		(30)			(30)
Purchases		– 0	–		– 0	–
Sales		(300,000)			(300,000)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 4/30/14	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/14*	$	– 0	–	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and

22	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	23

Notes to Financial Statements

Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by

24	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended April 30, 2014 is as follows:

Market Value April 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2014 (000)	Dividend Income (000)
$ 3,041	$114,606	$114,083	$3,564	$4

Brokerage commissions paid on investment transactions for the year ended April 30, 2014 amounted to $1,768, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$92,317,602	$60,492,605
U.S. government securities	29,442,474	18,916,001

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$107,580,600

Gross unrealized appreciation	$159,430
Gross unrealized depreciation	(94,775)

Net unrealized appreciation	$64,655

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	25

Notes to Financial Statements

from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended April 30, 2014, the Portfolio held futures for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

26	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	27

Notes to Financial Statements

robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended April 30, 2014, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

28	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

At April 30, 2014, the Portfolio had Sale Contracts outstanding with a Maximum Payout Amount of $20,000,000, with net unrealized appreciation of $33,566, and a term of less than 6 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2014, the Portfolio had no OTC derivatives with contingent features in net liability positions.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	29

Notes to Financial Statements

At April 30, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Margin due from/owed to broker on centrally cleared credit default swaps	$33,566	*

Total		$33,566

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended April 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$235,927	$76,400

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(20,709)	33,566

Total		$215,218	$109,966

The following table represents the volume of the Portfolio’s derivative transactions during the year ended April 30, 2014:

Futures:
Average original value of buy contracts	$7,356,493	(a)
Average original value of sale contracts	$8,552,436	(b)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$20,000,000	(c)

(a)	Positions were open for seven months during the year.

(b)	Positions were open for eight months during the year.

(c)	Positions were open for less than one month during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

30	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Citigroup Global Markets, Inc.*	$10,145	$	– 0	–	$	– 0	–	$	– 0	–	$10,145

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2014.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013

Class A
Shares sold	13,235,304	7,191,177	$131,658,197	$71,740,491

Shares redeemed	(9,483,472)	(1,390,841)	(93,808,231)	(13,896,128)

Net increase	3,751,832	5,800,336	$37,849,966	$57,844,363

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	31

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$634,567		$421,184
Net long-term capital gains	– 0	–	179,359

Total taxable distributions paid	$634,567		$600,543

As of April 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$365,898
Accumulated capital and other losses	(545,363	)(a)
Unrealized appreciation/(depreciation)	(274,365	)(b)

Total accumulated earnings/(deficit)	$(453,830	)(c)

(a)	As of April 30, 2014, the Portfolio had a net capital loss carryforward of $542,101. As of that date, the cumulative deferred loss on straddles was $3,262.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2014, the Portfolio had a net short-term capital loss carryforward of $542,101 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to paydown gain/loss reclassifications and the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

32	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,					September 15, 2010(a) to April 30, 2011
	2014		2013	2012

Net asset value, beginning of period	$ 9.97		$ 10.17	$ 10.09		$ 10.00

Income From Investment Operations
Net investment income(b)	.10		.10	.32		.24
Net realized and unrealized gain on investment transactions	.02†		.15 †	.08		.09

Net increase in net asset value from operations	.12		.25	.40		.33

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.14)	(.32)		(.24)
Distributions from net realized gain on investment transactions	– 0	–	(.31)	– 0	–	– 0	–

Total dividends and distributions	(.12)		(.45)	(.32)		(.24)

Net asset value, end of period	$ 9.97		$ 9.97	$ 10.17		$ 10.09

Total Return
Total investment return based on net asset value(c)	1.22%		2.47%	4.05%		3.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$105,158		$67,791	$10,174		$10,124
Ratio to average net assets of:
Net investment income	1.04%		1.05%	3.17%		3.79	%^
Portfolio turnover rate	150%		66%	156%		10%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	33

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AllianceBernstein Corporate Shares and Shareholders of AllianceBernstein Taxable Multi-Sector Income Shares:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”) (one of the series constituting AllianceBernstein Corporate Shares) as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period September 15, 2010 (commencement of operations) through April 30, 2011. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Taxable Multi-Sector Income Shares of AllianceBernstein Corporate Shares at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period September 15, 2010 (commencement of operations) through April 30, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 25, 2014

34	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended April 30, 2014. For foreign shareholders, 56.01% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	35

Tax Information

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Douglas J. Peebles(2),
Senior Vice President

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Shawn E. Keegan(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. Paul J. DeNoon, Scott A. DiMaggio, Shawn E. Keegan, Douglas J. Peebles and Greg J. Wilensky are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

36	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Board of Trustees

TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 72 (2010)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014, and Chairman of the independent Directors Committee of such Funds since February 2014.	103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	37

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, ## 72 (2010)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

Michael J. Downey, ## 70 (2010)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2009 until 2013

38	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr., ## 81 (2010)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

D. James Guzy, ## 78 (2010)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until February 2014. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology (semi-conductors) since prior to 2009 until February 2014, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	39

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, ## 66 (2010)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	103	None

Garry L. Moody, ## 62 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	103	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

40	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 74 (2010)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	103	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	41

Trustees and Officers Information

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Douglas J. Peebles 48	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Paul J. DeNoon 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Scott A. DiMaggio 42	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2009.

Shawn E. Keegan 42	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2009.

Greg J. Wilensky 47	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President, Mutual Fund Chief Compliance Officer of the Adviser since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since 2009.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

42	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Trustees and Officers Information

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Corporate Shares (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”) at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	43

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee from the Portfolio or expense reimbursement, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes. The trustees noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2011 or 2012.

44	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2013 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Portfolio as compared with that of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays Capital U.S. Aggregate Index (ex Government) (the “Index”), in each case for the 1-year period ended July 31, 2013, and (in the case of comparisons with the Index) the period since inception (September 2010 inception). The trustees noted that, on a gross return basis, the Portfolio was in the 3rd quintile of the Performance Universe. Performance information for the Performance Group was not available. The Portfolio outperformed the Index in the 1-year period and lagged it in the period since inception. The trustees were cognizant that the Portfolio was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Portfolio. The trustees had asked the Adviser to provide information showing the weighting of the Portfolio in representative SMAs and the overall performance of those SMAs versus their stated benchmarks. The materials provided to the trustees in respect of the Portfolio included its weighting in the AllianceBernstein Strategic Core Plus SMA, but that SMA had closed in March 2012 and therefore the trustees did not consider the SMA’s performance information to be relevant to their analysis. Based on their review and taking into account the short performance history of the Portfolio, the trustees concluded that the Portfolio’s performance was satisfactory.

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Lipper showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Portfolio. The trustees reviewed the fee arrangements between the Adviser and each of the current Sponsors and

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	45

noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Portfolio paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser. Based on their review, the trustees concluded that the advisory arrangements for the Portfolio, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, the trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The trustees recognized that such information was of limited utility in light of the Portfolio’s unusual fee arrangement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those in the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, and the unusual fee structure for the other portfolios of the Fund and the Portfolio, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by each of the current Sponsors declines at a breakpoint based on total assets managed by the Adviser for the Sponsors.

46	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Trustees on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	47

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients.4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio is designed as a component of an institutional fixed-income mandate, Core Plus (“Core Plus SMA”), for SMA clients. Core Plus SMA is modeled on the Adviser’s U.S. Strategic Core Plus investment mandate. Core Plus SMA uses a 60% allocation to direct investments in individual U.S. Government/U.S. agency securities, including pass-thru agency mortgage-backed securities, or cash investments, complemented by a 40% allocation to the Portfolio in order to achieve the approximate exposures of the U.S. Strategic Core Plus investment mandate. The Portfolio’s role as a component of Core Plus SMA calls for the Portfolio to utilize leverage in certain circumstances.

The Portfolio’s net assets on September 30, 2013 are set forth below:

Portfolio	9/30/13 Net Assets ($MM)
Taxable Multi-Sector Income Shares	$18.6

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

3	Jones v. Harris at 1427.

4	The SMA clients currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed, which would include assets of Taxable Multi-Sector Income Shares.

48	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	49

advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio and the Portfolio’s advisory fee based on September 30, 2013 net assets.6

Portfolio	Net Assets 9/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Taxable Multi-Sector Income Shares	$18.6	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25 m	0.500%	0.000%

The Adviser manages AllianceBernstein Intermediate Bond Fund, Inc. (“Intermediate Bond Fund, Inc.”), a retail mutual fund that has a somewhat similar investment style as the Portfolio.7 Set forth in the table below is the advisory fee schedule of the Intermediate Bond Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the advisory fee schedule of the retail mutual fund been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	AllianceBernstein Mutual Funds (“ABMF”)	Fee Schedule	ABMF Effective Fee
Taxable Multi-Sector Income Shares	AllianceBernstein Intermediate Bond Fund, Inc.	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), which has a somewhat similar investment style as the Portfolio. Set forth in the table below is SCB II’s advisory fee schedule and what would have been the effective fee of the Portfolio had SCB II’s advisory fee schedule been applicable to the Portfolio based on September 30, 2013 net assets:8

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The advisory fee schedule of AllianceBernstein Intermediate Bond Fund, Inc. was affected by the December 2003 settlement between the Adviser and the NYAG. The NYAG related master fee schedule, implemented in January 2004, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule.

8	Although a part of the AllianceBernstein Mutual Funds, SCB II’s advisory fee schedule was not affected by the Adviser’s settlement with the NYAG since its fee schedule had a lower breakpoint level ($1 billion) than the breakpoint level ($2.5 billion) of the High Income category of the NYAG related master schedule. The advisory fee schedule of the High Income category is as follows: 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion and 0.40% thereafter.

50	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio	ABMF Fund	Fee Schedule	SCB Fund Effective Fee
Taxable Multi-Sector Income Shares	Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio[9]	0.50% on 1st $1 billion 0.45% on the balance	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a somewhat similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Duration Portfolio[10]	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a somewhat similar investment style as the Portfolio.11 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

9	Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee.

10	Sanford C. Bernstein Fund – Intermediate Duration Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fees by at least five basis points.

11	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	51

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee
Taxable Multi-Sector Income Shares	Client #1[12]	0.29% on first $100 million 0.20% thereafter	0.290%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the investment companies managed by the Adviser, it is difficult to evaluate the relevance of such a fee due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment

12	This is the fee schedule of a fund managed for an affiliate of the Adviser.

52	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

companies for similar services by other investment advisers.13,14 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.15

The Portfolio does not pay an advisory fee to the Adviser since its SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2012, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense items.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG includes the Portfolio, two BBB-rated Corporate Debt Funds, one Multi-Sector Income Fund, one Short-Intermediate Investment Grade Debt Fund, two U.S. Mortgage Funds, three General Bond Fund, two Intermediate Investment-Grade Debt Funds, one General U& Insured Municipal Debt Fund, one Inflation-Protected Bond Fund, two Global Income Funds and one Intermediate Municipal Debt Fund.

15	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	53

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

54	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1 year gross performance return and ranking of the Portfolio relative to its Lipper Performance Universe (“PU”)19 for the period ended July 31, 2013:

Taxable Multi-Sector Income Shares	Portfolio Return (%)	PU Median (%)	PU Rank
1 Year	-0.05	-0.35	39/90

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	55

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Taxable Multi-Sector Income Shares	-0.05	3.25	0.73	-0.19	1
Barclays Capital US Aggregate ex Govt. Index	-1.46	3.50	3.06	-0.50	1
Inception Date: September 51, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

20	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

21	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

56	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

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Concentrated Growth Fund

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Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

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Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

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International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

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Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

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Tax-Aware Fixed Income Portfolio

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Arizona Portfolio

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Fixed Income (continued)

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2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	57

AllianceBernstein Family of Funds

NOTES

58	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

NOTES

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	59

NOTES

60	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMSIS-0151-0414

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Corp Income Shares	2013	$32,500	$—	$12,799
	2014	$32,500	$—	$14,226

AB Taxable Multi-Sector Income Shares	2013	$32,500	$—	$13,763
	2014	$32,500	$—	$13,343

AB Municipal Income Shares	2013	$31,290	$—	$14,609
	2014	$31,290	$—	$12,966

Tax-Aware Real Return Shares	2013	$31,290	$—	$15,285
	2014	$—	$—	$15,888

*	The Fund’s Adviser absorbs all ordinary Fund expenses, including the Fund’s audit fees, audit-related fees and tax fees.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Corp Income Shares	2013	$437,671	$12,799
			$—
			$(12,799)
	2014	$307,756	$14,226
			$—
			$(14,226)

AB Taxable Multi-Sector Income Shares	2013	$438,634	$13,763
			$—
			$(13,763)
	2014	$306,873	$13,343
			$—
			$(13,343)

AB Municipal Income Shares	2013	$439,080	$14,609
			$—
			$(14,609)
	2014	$306,496	$12,966
			$—
			$(12,966)

AB Tax-Aware Real Return Shares	2013	$440,156	$15,285
			$—
			$(15,285)
	2014	$309,418	$15,888
			$—
			$(15,888)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 23, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 23, 2014